                                                                    EXHIBIT 10.1


                          SECOND AMENDED AND RESTATED
                          ---------------------------
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

                           DATED as of July 13, 2001


                                     among


                      NEW ENGLAND BUSINESS SERVICE, INC.,


                    THE BANKS LISTED ON Schedule 1 hereto,
                                        -------- -


                        FLEET NATIONAL BANK, as Agent,

                                      and

             CITIZENS BANK OF MASSACHUSETTS, as Syndication Agent

                      FLEET SECURITIES, INC., as Arranger

                               TABLE OF CONTENTS

1.   DEFINITIONS AND RULES OF INTERPRETATION........................................   1
     ---------------------------------------
         1.1.   Definitions.........................................................   1
                -----------
         1.2.   Rules of Interpretation.............................................   20
                -----------------------
2.   THE REVOLVING CREDIT FACILITY..................................................   21
     -----------------------------
         2.1.   Commitment to Lend Syndicated Loans.................................   21
                -----------------------------------
         2.2.   Requests for Loans..................................................   21
                ------------------
         2.3.   Competitive Bid Loans...............................................   22
                ---------------------
                  2.3.1.   Competitive Bid Borrowings...............................   22
                           --------------------------
                  2.3.2.   Maximum Competitive Bid Loans; Funding Losses............   25
                           ---------------------------------------------
                  2.3.3.   Repayment of Competitive Bid Loans.......................   26
                           ----------------------------------
         2.4.   Funds for Loans.....................................................   26
                ---------------
                  2.4.1.   Funding Procedures.......................................   26
                           ------------------
                  2.4.2.   Advances by Agent........................................   26
                           -----------------
         2.5.   The Notes...........................................................   27
                ---------
                  2.5.1.   Syndicated Notes.........................................   27
                           ----------------
                  2.5.2.   Competitive Bid Notes....................................   28
                           ---------------------
         2.6.   Reduction of Total Commitment.......................................   28
                -----------------------------
         2.7.   Interest on Loans...................................................   28
                -----------------
         2.8.   Conversion Options..................................................   30
                ------------------
                  2.8.1.   Conversion to Different Type of Syndicated Loan..........   30
                           -----------------------------------------------
                  2.8.2.   Continuation of Type of Syndicated Loan..................   30
                           ---------------------------------------
                  2.8.3.   Eurodollar Rate Loans....................................   31
                           ---------------------
         2.9.   Limited Increase In Total Commitment................................   31
                ------------------------------------
3.   REPAYMENT OF THE LOANS.........................................................   31
     ----------------------
         3.1.   Maturity............................................................   31
                --------
         3.2.   Mandatory Repayments of Loans.......................................   31
                -----------------------------
         3.3.   Optional Repayments of Syndicated Loans.............................   32
                ---------------------------------------
4.   CERTAIN GENERAL PROVISIONS.....................................................   32
     --------------------------
         4.1.   Agent and Arranger Fees.............................................   32
                -----------------------
         4.2.   Facility Fee and Utilization Fee....................................   32
                --------------------------------
         4.3.   Funds for Payments..................................................   33
                ------------------
                  4.3.1.   Payments to Agent........................................   33
                           -----------------
                  4.3.2.   No Offset, etc...........................................   33
                           --------------
                  4.3.3.   Non-U.S. Banks...........................................   34
                         -----------------
         4.4.   Computations........................................................   35
                ------------
         4.5.   Inability to Determine Eurodollar Rate..............................   35
                --------------------------------------
         4.6.   Illegality..........................................................   35
                ----------
         4.7.   Additional Costs, etc...............................................   36
                ---------------------
         4.8.   Capital Adequacy....................................................   37
                ----------------

         4.9.   Certificate.........................................................   37
                -----------
         4.10.   Indemnity..........................................................   37
                 ---------
         4.11.   Interest After Default.............................................   38
                 ----------------------
                  4.11.1.   Overdue Amounts.........................................   38
                            ---------------
                  4.11.2.   Amounts Not Overdue.....................................   38
                            -------------------
         4.12.   Guaranties.........................................................   38
                 ----------
5.   REPRESENTATIONS AND WARRANTIES.................................................   38
     ------------------------------
         5.1.   Corporate Authority.................................................   38
                -------------------
                  5.1.1.   Organization; Good Standing..............................   39
                           ---------------------------
                  5.1.2.   Authorization............................................   39
                           -------------
                  5.1.3.   Enforceability...........................................   39
                           --------------
         5.2.   Governmental Approvals..............................................   39
                ----------------------
         5.3.   Title to Properties; Leases.........................................   39
                ---------------------------
         5.4.   Financial Statements................................................   40
                --------------------
                  5.4.1.   Financial Statements.....................................   40
                           --------------------
                  5.4.2. Projections................................................   40
                         -----------
         5.5.   No Material Changes, etc............................................   41
                ------------------------
         5.6.   Franchises, Patents, Copyrights, etc................................   41
                ------------------------------------
         5.7.   Litigation..........................................................   41
                ----------
         5.8.   No Materially Adverse Contracts, etc................................   41
                ------------------------------------
         5.9.   Compliance With Other Instruments, Laws, etc........................   42
                --------------------------------------------
         5.10.   Tax Status.........................................................   42
                 ----------
         5.11.   No Event of Default................................................   42
                 -------------------
         5.12.   Holding Company and Investment Company Acts........................   42
                 -------------------------------------------
         5.13.   Absence of Financing Statements, etc...............................   42
                 ------------------------------------
         5.14.   Chief Executive Office.............................................   42
                 ----------------------
         5.15.   Certain Transactions...............................................   42
                 --------------------
         5.16.   Employee Benefit Plans.............................................   43
                 ----------------------
                  5.16.1.   In General..............................................   43
                            ----------
                  5.16.2.   Terminability of Welfare Plans..........................   43
                            ------------------------------
                  5.16.3.   Guaranteed Pension Plans................................   43
                            ------------------------
                  5.16.4.   Multiemployer Plans.....................................   44
                            -------------------
         5.17.   Use of Proceeds....................................................   44
                 ---------------
                  5.17.1.   General.................................................   44
                            -------
                  5.17.2.   Regulations U and X.....................................   45
                            -------------------
                  5.17.3.   Ineligible Securities...................................   45
                            ---------------------
         5.18.   Environmental Compliance...........................................   45
                 ------------------------
         5.19.   Subsidiaries, etc..................................................   47
                 ------------------
         5.20.   Disclosure.........................................................   47
                 ----------
         5.21.   Fiscal Year........................................................   47
                 -----------
         5.22.   Solvency...........................................................   47
                 --------
         5.23.   Financing Statements.
                 --------------------
6.   AFFIRMATIVE COVENANTS OF THE BORROWER..........................................   49
     -------------------------------------
         6.1.   Punctual Payment....................................................   49
                ----------------

         6.2.   Maintenance of Office...............................................  49
                ---------------------
         6.3.  Records and Accounts.................................................  49
               --------------------
         6.4.   Financial Statements, Certificates and Information..................  50
                --------------------------------------------------
         6.5.   Notices.............................................................  51
                -------
                  6.5.1.   Defaults.................................................  51
                           --------
                  6.5.2.   Environmental Events.....................................  51
                           --------------------
                  6.5.3.  Notice of Litigation and Judgments........................  52
                          ----------------------------------
         6.6.   Corporate or Other Existence; Maintenance of Properties.............  52
                -------------------------------------------------------
         6.7.   Insurance...........................................................  52
                ---------
         6.8.   Taxes...............................................................  53
                -----
         6.9.   Inspection of Properties and Books, etc.............................  53
                ----------------------------------------
                  6.9.1.   General..................................................  53
                           -------
                  6.9.2.   Communication with Accountants...........................  53
                           ------------------------------
         6.10.   Compliance with Laws, Contracts, Licenses, and Permits.............  53
                 ------------------------------------------------------
         6.11.   Employee Benefit Plans.............................................  54
                 ----------------------
         6.12.   Use of Proceeds....................................................  54
                 ---------------
         6.13.   Certain Intercompany Payments......................................  54
                 -----------------------------
         6.14.   Further Assurances.................................................  55
                 ------------------
7.   CERTAIN NEGATIVE COVENANTS OF THE BORROWER.....................................  55
     ------------------------------------------
         7.1.   Restrictions on Indebtedness........................................  55
                ----------------------------
         7.2.   Restrictions on Liens...............................................  59
                ---------------------
         7.3.  Restrictions on Investments..........................................  60
               ---------------------------
         7.4.   Restricted Payments.................................................  62
                -------------------
         7.5.   Merger, Consolidation and Disposition of Assets.....................  62
                -----------------------------------------------
                  7.5.1.   Mergers and Acquisitions.................................  62
                           ------------------------
                  7.5.2.   Disposition of Assets....................................  62
                           ---------------------
         7.6.   Sale and Leaseback..................................................  63
                ------------------
         7.7.   Compliance with Environmental Laws..................................  63
                ----------------------------------
         7.8.   Employee Benefit Plans..............................................  63
                ----------------------
         7.9.   Fiscal Year.........................................................  64
                -----------
         7.10.   Prohibition on Negative Pledges....................................  64
                 -------------------------------
         7.11.   Creation and Maintenance of Subsidiaries...........................  64
                 ----------------------------------------
         7.12.   Conduct of Business; Agreements Regarding Certain Subsidiaries.....  65
                 --------------------------------------------------------------
                  7.12.1.   General.................................................  65
                            -------
                  7.12.2.   R&M Trust and Chiswick Trust............................  65
                            ----------------------------
         7.14.    Subordinated and Pari Passu Indebtedness..........................  66
                  ----------------------------------------
8.   FINANCIAL COVENANTS OF THE BORROWER............................................  66
     -----------------------------------
         8.1.   Funded Debt to EBITDA...............................................  66
                ---------------------
         8.2.   Minimum Fixed Charge Coverage Ratio.................................  66
                -----------------------------------
9.   CLOSING CONDITIONS.............................................................  67
     ------------------
         9.1.   Loan Documents......................................................  67
                --------------

         9.2.   Certified Copies of Charter Documents...............................   67
                -------------------------------------
         9.3.   Corporate Action....................................................   67
                ----------------
         9.4.   Incumbency Certificate..............................................   67
                ----------------------
         9.5.   UCC Search Results..................................................   67
                ------------------
         9.6.   Certificates of Insurance...........................................   68
                -------------------------
         9.7.   Solvency Certificate................................................   68
                --------------------
         9.8.   Opinion of Counsel..................................................   68
                ------------------
         9.9.   Payment of Fees.....................................................   68
                ---------------
         9.10.   No Material Adverse Change.........................................   68
                 --------------------------
10.   CONDITIONS TO ALL BORROWINGS..................................................   68
      ----------------------------
         10.1.   Representations True; No Event of Default..........................   68
                 -----------------------------------------
         10.2.   No Legal Impediment................................................   69
                 -------------------
         10.3.   Governmental Regulation............................................   69
                 -----------------------
         10.4.   Proceedings and Documents..........................................   69
                 -------------------------
11.   EVENTS OF DEFAULT; ACCELERATION; ETC..........................................   69
      ------------------------------------
         11.1.   Events of Default and Acceleration.................................   69
                 ----------------------------------
         11.2.   Termination of Commitments.........................................   73
                 --------------------------
         11.3.   Remedies...........................................................   73
                 --------
12.   SETOFF........................................................................   73
      ------
13.   THE AGENT.....................................................................   74
      ---------
         13.1.   Authorization......................................................   74
                 -------------
         13.2.   Employees and Agents...............................................   75
                 --------------------
         13.3.   No Liability.......................................................   75
                 ------------
         13.4.   No Representations.................................................   75
                 ------------------
                  13.4.2.  Closing Documentation, etc...............................   76
                           --------------------------
         13.5.   Payments...........................................................   76
                 --------
                  13.5.1.   Payments to Agent.......................................   76
                            -----------------
                  13.5.2.   Distribution by Agent...................................   76
                            ---------------------
                  13.5.3.   Delinquent Banks........................................   76
                            ----------------
         13.6.   Holders of Notes...................................................   77
                 ----------------
         13.7.   Indemnity..........................................................   77
                 ---------
         13.8.   Agent as Bank......................................................   77
                 -------------
         13.9.   Resignation........................................................   77
                 -----------
         13.10.   Notification of Defaults and Events of Default....................   78
                  ----------------------------------------------
         13.11.   Limitation on Duties..............................................   78
                  --------------------
14.   EXPENSES......................................................................   78
      --------
15.   INDEMNIFICATION...............................................................   79
      ---------------
16.   SURVIVAL OF COVENANTS, ETC....................................................   79
      --------------------------
17.   ASSIGNMENT AND PARTICIPATION..................................................   80
      ----------------------------
         17.1.   Conditions to Assignment by Banks..................................   80
                 ---------------------------------
         17.2.   Certain Representations and Warranties; Limitations; Covenants.....   80
                 --------------------------------------------------------------
         17.3.   Register...........................................................   81
                 --------
         17.4.   New Notes..........................................................   81
                 ---------

         17.5.   Participations.....................................................   82
                 --------------
         17.6.   Disclosure.........................................................   82
                 ----------
         17.7.   Assignee or Participant Affiliated with the Borrower...............   82
                 ----------------------------------------------------
         17.8.   Miscellaneous Assignment Provisions................................   83
                 -----------------------------------
         17.9.   Assignment by Borrower.............................................   83
                 ----------------------
18.   NOTICES, ETC..................................................................   83
      ------------
19.   GOVERNING LAW.................................................................   84
      -------------
20.   HEADINGS......................................................................   84
      --------
21.   COUNTERPARTS..................................................................   85
      ------------
22.   ENTIRE AGREEMENT, ETC.........................................................   85
      ---------------------
23.   WAIVER OF JURY TRIAL..........................................................   85
      --------------------
24.   CONSENTS, AMENDMENTS, WAIVERS, ETC............................................   86
      ----------------------------------
25.   SEVERABILITY..................................................................   87
      ------------
26.   TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.................................   87
      ---------------------------------------------
         26.1.   Confidentiality....................................................   87
                 ---------------
         26.2.   Prior Notification.................................................   87
                 ------------------
         26.3.   Other..............................................................   88
                 -----
27.   TRANSITIONAL ARRANGEMENTS.....................................................   88
      -------------------------
         27.1.   First Amended and Restated Credit Agreement Superseded.............   88
                 ------------------------------------------------------
         27.2.   Return and Cancellation of Notes...................................   89
                 --------------------------------
         27.3.   Fees Under First Amended and Restated Credit Agreement.............   89
                 ------------------------------------------------------
28.  Replacement Documents..........................................................   89
     ---------------------

                          SECOND AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     This SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of July ___, 2001, by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, FLEET NATIONAL BANK, formerly known as BANKBOSTON, N.A., a national banking association, and the other lending institutions listed on Schedule 1 hereto, FLEET NATIONAL BANK, formerly known as
                       -------- -
BANKBOSTON, N.A. as agent for itself and such other lending institutions, and CITIZENS BANK OF MASSACHUSETTS, as syndication agent.

     The Borrower, the Agent, Fleet National Bank, as Documentation Agent, and certain of the Banks have heretofore entered into an Amended and Restated Revolving Credit Agreement dated as of December 18, 1997 (the "First Amended and Restated Credit Agreement"), which in turn was an amendment and restatement of a Revolving Credit Agreement dated as of March 26, 1997 (the "Original Credit Agreement"). Each of the Borrower, the Agent and such Banks desire, upon the terms and conditions set forth herein, to amend and restate the First Amended and Restated Credit Agreement in order, among other things, to increase the size of the Total Commitment and to add certain additional lending institutions as "Banks" for purposes hereof. Accordingly, the parties hereto hereby agree to amend and restate the First Amended and Restated Credit Agreement on the following terms and conditions:

          1.   DEFINITIONS AND RULES OF INTERPRETATION.
               ---------------------------------------

     1.1. Definitions. The following terms shall have the meanings set forth in
          -----------
this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Advantage.  Advantage Business Services Holdings, Inc., a Delaware
     ---------
corporation.

     Affiliate.  Any Person that would be considered to be an affiliate of the
     ---------
Borrower, any Subsidiary of the Borrower or any Bank under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower, any Subsidiary of the Borrower or any Bank were issuing securities.

     Agent's Fee Letter.  The side letter dated as of the Closing Date among the
     ------------------
Agent, the Arranger and the Borrower regarding certain fees to be paid by the Borrower to the Agent and the Arranger on and after the Closing Date.

     Agent's Head Office.  The Agent's head office located at 100 Federal
     -------------------
Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agent.  Fleet National Bank acting as agent for the Banks.
     -----

     Agent's Special Counsel.  Bingham Dana LLP or such other counsel as may be
     -----------------------
approved by the Agent.

     Applicable Eurodollar Rate Margin.  For any fiscal quarter or portion
     ---------------------------------
thereof within any Interest Period with respect to any Eurodollar Rate Loan, 1.25% per annum; provided, however, that in the event that the ratio of
                 --------  -------
Consolidated Funded Debt (calculated as of the last day of such fiscal quarter or portion thereof) to EBITDA (calculated for the four (4) consecutive fiscal quarters ending on the last day of such fiscal quarter or portion thereof) meets the requirements set forth in the chart below, the Applicable Eurodollar Rate Margin shall, commencing initially with the date on which the Borrower delivers to the Banks the financial statements referred to in (S)6.4(a) with respect to the fiscal year ended June 30, 2001 and thereafter commencing with the date on which the Borrower delivers to the Banks the financial statements referred to in
(S)6.4(a) or, as the case may be, (S)6.4(b) and ending on the date of the next change to be effected pursuant to this paragraph, be the percentage set forth opposite the applicable ratio of Consolidated Funded Debt to EBITDA in the table below:

     Ratio of Consolidated Funded                        Applicable Eurodollar
          Debt to EBITDA                                        Rate Margin
          --------------                                        -----------

       Less than or equal to 1.0:1.0                               0.55%

       Greater than 1.0:1.0 and less than or                       0.60%
       equal to 1.5:1.0

       Greater than 1.5:1.0 and less than or                       0.75%
       equal to 2.0:1.0

       Greater than 2.0:1.0 and less than or                       0.80%
       equal to 2.25:1.0

       Greater than 2.25:1                                         1.25%

If any financial statements referred to above are not delivered within the time periods specified in (S)6.4(a) or, as the case may be, (S)6.4(b), then, until such financial statements are delivered, the Applicable Eurodollar Rate Margin as at the end of the fiscal period that would have been covered thereby shall, for the purposes of this definition, be deemed to be 1.25%. In addition, at all times while a Default or an Event of Default shall have occurred and be continuing, the Applicable Eurodollar Rate Margin shall, for the purposes of this definition, be deemed to be 1.25%.

     Applicable Facility Fee Percentage.  For any fiscal quarter or portion
     ----------------------------------
thereof, 0.375% per annum; provided, however, that in the event that the ratio
                           --------  -------
of Consolidated Funded Debt (calculated as of the last day of such fiscal quarter or portion thereof) to EBITDA (calculated for the four consecutive fiscal quarters existing on the last day of such fiscal quarter or portion thereof) meets the requirements set forth in the chart below, the Applicable Facility Fee Percentage shall, commencing initially with the date on which the Borrower delivers to the Banks the financial statements referred to in (S)6.4(a) with respect to the fiscal year ended June 30, 2001 and thereafter commencing with the date on which the Borrower delivers to the Banks the financial statements referred to in (S)6.4(a) or, as the case may be, (S)6.4(b) and ending on the next change to be effected pursuant to this paragraph, be the percentage set forth opposite the applicable ratio of Consolidated Funded Debt to EBITDA set forth in the table below:

     Ratio of Consolidated Funded                         Applicable Facility
             Debt to EBITDA                                   Fee Percentage
             --------------                                   --------------

        Less than or equal to 1.0:1.0                              0.200%

        Greater than 1.0:1.0 and less than or                      0.250%
        equal to 1.5:1.0

        Greater than 1.5:1.0 and less than or                      0.250%
        equal to 2.0:1.0

        Greater than 2.0:1.0                                       0.375%

If any financial statements referred to above are not delivered within the time periods specified in (S)6.4(a) or, as the case may be, (S)6.4(b), then, until such financial statements are delivered, the Applicable Facility Fee Percentage as at the end of the fiscal period that would have been covered thereby shall, for the purposes of this definition, be deemed to be 0.375%. In addition, at all times while a Default or Event of Default shall have occurred and be continuing, the Applicable Facility Fee Percentage shall, for the purposes of this definition, be 0.375%.

     Applicable Pension Legislation.  At any time, any pension or retirement
     ------------------------------
benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to the Borrower or any of its Subsidiaries.

     Arranger.  Fleet Securities, Inc.
     --------

     Assignment and Acceptance.  See (S)17.1.
     -------------------------

     Balance Sheet Date.  June 24, 2000.
     ------------------

     Banks. Fleet and the other lending institutions listed on Schedule 1 hereto
     -----                                                     -------- -
and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)17.

     Base Rate.  The higher of (i) the variable per annum rate of interest so
     ---------
designated from time to time by Fleet at its head office in Boston, Massachusetts, as its "prime rate," such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three funds brokers of recognized standing selected by the Agent. Changes in the Base Rate resulting from any changes in Fleet's "prime rate" shall take place immediately without notice or demand of any kind.

     Base Rate Loans.  Any Syndicated Loans bearing interest calculated by
     ---------------
reference to the Base Rate.

     Borrower.  As defined in the preamble hereto.
     --------

     Business Day.  Any day on which banking institutions in Boston,
     ------------
Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and goodwill); provided that Capital Assets shall not
                                      --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures.  Amounts paid or Indebtedness incurred by the
     --------------------
Borrower or any of its Subsidiaries in connection with (i) the purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles or (ii) the lease of any assets by the Borrower or any Subsidiary of the Borrower under any Synthetic Lease to the extent that such assets would have been Capital Assets had the Synthetic Lease been treated as a Capitalized Lease.

     Capitalized Leases.  Leases under which the Borrower or any of its
     ------------------
Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

     CERCLA.  See (S)5.18.
     ------

     Chiswick.  Chiswick, Inc., a Massachusetts corporation and a wholly-owned
     --------
Subsidiary of the Borrower.

     Chiswick Contribution Agreement.  The agreement, dated as of October 25,
     -------- ----------------------
1999, pursuant to which Chiswick agreed to contribute cash generated from its operations to Chiswick Trust.

     Chiswick Trust.  Chiswick Trust, a voluntary association with transferable
     --------------
shares organized under and by virtue of the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) and a wholly-owned Subsidiary of Chiswick.

     Chiswick Trust Intercompany Subordination Agreement.  The Chiswick Trust
     -------- ----- ------------------------------------
Intercompany Subordination Agreement, dated as of October 25, 1999, among the Agent, the Borrower and Chiswick Trust.

     Closing Date.  The first date on which the conditions set forth in (S)9
     ------------
have been satisfied and any Loans are to be made.

     Code.  The Internal Revenue Code of 1986, as amended.
     ----

     Commitment.  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      -------- -
hereto as the amount of such Bank's commitment to make Syndicated Loans to the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero. The Competitive Bid Loans of such Bank outstanding at any time shall not affect such Bank's Commitment.

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of
   -------- -
all of the Banks. The Competitive Bid Loans of such Bank outstanding at any time shall not affect such Bank's Commitment Percentage.

     Competitive Bid Loan(s).  A borrowing hereunder consisting of one or more
     -----------------------
revolving credit loans made by any of the Banks whose offer to make a revolving credit loan as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in (S)2.3 hereof.

     Competitive Bid Note.  See (S)2.5.2 hereof.
     --------------------

     Competitive Bid Quote.  An offer by a Bank to make a Competitive Bid Loan
     ---------------------
in accordance with (S)2.3 hereof.

     Competitive Bid Quote Request.  See (S)2.3.1(b) hereof.
     -----------------------------

     Competitive Bid Rate.  See (S)2.3.1(d)(ii)(C) hereof.
     --------------------

     Consolidated or consolidated.  With reference to any term defined herein,
     ------------    ------------
shall mean that term as applied to the accounts of the Borrower and its

Subsidiaries, consolidated in accordance with generally accepted accounting principles.

     Consolidated Funded Debt.  At any time of determination, the sum of (i) the
     ------------ ------ ----
amount of the Loans outstanding (after giving account to any amounts requested) plus accrued but unpaid interest thereon; plus (ii) the outstanding amount of
----                                      ----
any other Indebtedness for borrowed money (other than intercompany Indebtedness owed by the Borrower and its Subsidiaries to each other and permitted by the terms hereof) in respect of Capitalized Leases, Synthetic Leases or which is otherwise subject to the payment of interest plus accrued but unpaid interest on
                                             ----
such Indebtedness, including expenses consisting of interest in respect of Capitalized Leases, Synthetic Leases and including commitment fee, agency fee, facility fee, utilization fee, balance deficiency fee and similar fee expenses in connection with the borrowing of money.

     Consolidated Net Income.  The consolidated net income (or deficit) of the
     -----------------------
Borrower and its Subsidiaries, after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles, after eliminating therefrom all extraordinary nonrecurring items.

     Consolidated Net Worth.  The excess of Consolidated Total Assets over
     ----------------------
Consolidated Total Liabilities.

     Consolidated Total Assets.  All assets of the Borrower and its Subsidiaries
     -------------------------
determined on a consolidated basis in accordance with generally accepted accounting principles.

     Consolidated Total Interest Expense.  For any period, the aggregate amount
     -----------------------------------
of interest required to be expensed by the Borrower and its Subsidiaries in accordance with generally accepted accounting principles during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, including expense consisting of interest in respect of Capitalized Leases, Synthetic Leases and including commitment fee, agency fee, facility fee, utilization fee, balance deficiency fee and similar fee expense in connection with the borrowing of money.

     Consolidated Total Liabilities.  All liabilities of the Borrower and its
     ------------------------------
Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

     Conversion Request.  A notice given by the Borrower to the Agent of the
     ------------------
Borrower's election to convert or continue a Loan in accordance with (S)2.8.

     Credit Agreement.  This Second Amended and Restated Revolving Credit
     ----------------
Agreement, including the Schedules and Exhibits hereto.

     Default.  See (S)11.
     -------

     Distribution.  The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock, or of any rights, warrants or options to acquire shares of any class of capital stock, of the Borrower, directly or indirectly through a Subsidiary of the Borrower or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     domestic.  With respect to any Subsidiary of the Borrower, any Subsidiary
     --------
which has been incorporated or organized under the laws of any state of the United States or the District of Columbia.

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        -------- -
located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date.  The date on which any Loan is made or is to be made, and
     -------------
the date on which any Loan is converted or continued in accordance with (S)2.8.

     EBITDA.  The consolidated earnings (or loss) from the operations of the
     ------
Borrower and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes, interest expense, depreciation or amortization for such period, and excluding the Restructuring Charges (to the extent taken), in each case determined in accordance with generally accepted accounting principles. For purposes hereof, EBITDA shall include, on a pro forma basis, EBITDA (calculated for any
                           --- -----
applicable period, commencing with the four consecutive fiscal quarters of the Borrower ending in the quarter in which such Permitted Acquisition is made) of any Subsidiary acquired by means of a Permitted Acquisition (including historical earnings and cash flows associated with such Subsidiary and any incurrence or reduction of Indebtedness associated with such Permitted Acquisition, but excluding any projected synergies or similar benefits expected to be realized as a result of such event).

     Eligible Assignee.  Any of (i) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is
                                                     --------
acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; and (v) if, but only if, an Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(2) of ERISA maintained or contributed to by the Borrower or any of its Subsidiaries other than a Guaranteed Pension Plan or a Multiemployer Plan.

     Environmental Laws.  See (S)5.18(a).
     ------------------

     ERISA.  The Employee Retirement Income Security Act of 1974, as amended,
     -----
including all rules, regulations, decrees and orders arising thereunder.

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ---------------
Borrower or any of its Subsidiaries under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate.  For any day with respect to a Eurodollar Rate
     -------------------------
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day.  Any day on which commercial banks are open for
     -----------------------
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office.  Initially, the office of each Bank designated
     -------------------------
as such in Schedule 1 hereto; thereafter, such other office of such Bank, if
           -------- -
any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate.  For any Interest Period with respect to a Eurodollar Rate
     ---------------
Loan, the rate of interest equal to (i) the arithmetic average of the rates per annum for Fleet (rounded upwards to the nearest 1/16 of one percent) of the rate at which Fleet's Eurodollar Lending Office is offered Dollar deposits two

Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted at or about 10:00 a.m., Boston time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of Fleet to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate Loans.  Any Syndicated Loans bearing interest calculated by
     ---------------------
reference to the Eurodollar Rate.

     Event of Default.  See (S)11.
     ----------------

     First Amended and Restated Credit Agreement.  As defined in the preamble.
     -------------------------------------------

     Fleet.  Fleet National Bank, formerly known as BankBoston, N.A., formerly
     -----
known as The First National Bank of Boston, a national banking association, in its individual capacity.

     generally accepted accounting principles.  (i) When used in (S)8, whether
     ----------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and (B) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on the Balance Sheet Date, and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (B) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in
                                       --------
this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any of its Subsidiaries or any ERISA Affiliate of the Borrower or any of its Subsidiaries the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantors.  McBee, Chiswick, PremiumWear, Rapidforms, Russell & Miller,
     ----------
R&M Trust, Chiswick Trust, Veripack, PWI and any other Subsidiary of the Borrower which guaranties the Obligations pursuant to and upon the terms and conditions set forth in a Guaranty.

     Guaranty.  Collectively, (a) the  Guaranty dated on or prior to the Closing
     --------
Date from each of the Guarantors in favor of the Agent and the Banks and (b) the Guaranties dated as of the date required by (S)7.5.1 or, as the case may be,
(S)7.11 hereof from each Subsidiary required to become a Guarantor pursuant to
(S)7.5.1 or, as the case may be, (S)7.11 hereof, pursuant to which each such Subsidiary guaranties to the Banks and the Agent the payment and performance of the Obligations, each in substantially the form of Exhibit A hereto.
                                                   ------- -

     Hazardous Substances.  See (S)5.18(b).
     --------------------

     Indebtedness.  As to any Person and whether recourse is secured by or is
     ------------
otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

          (a)  every obligation of such Person for money borrowed,

          (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses,

          (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

          (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are not overdue or which are being contested in good faith),

          (e)  every obligation of such Person under any Capitalized Lease,

          (f)  every obligation of such Person under any Synthetic Lease,

          (g) all sales by such Person of (i) accounts or general intangibles for money due or to become due, (ii) chattel paper, instruments or documents creating or evidencing a right to payment of money or (iii) other receivables (collectively "receivables"), whether pursuant to a purchase
                                -----------
     facility or otherwise, other than in connection with the disposition of the business operations of such Person relating thereto or a disposition of defaulted receivables for collection and not as a financing arrangement, and together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,

          (h)  every obligation of such Person (an "equity related purchase
                                                    ------ ------- --------
     obligation") to purchase, redeem, retire or otherwise acquire for value any
     ----------
     shares of capital stock issued by such Person or any rights measured by the value of such capital stock,

          (i) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "derivative contract"),
                                                      ---------- --------

          (j) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law,

          (k) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (a) through (j) (the "primary obligation") of another Person (the "primary
                           ------- ----------                           -------
     obligor"), in any manner, whether directly or indirectly, and including,
     -------
     without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "amount" or "principal amount" of any Indebtedness at any time of
          ------      --------- ------
determination represented by (t) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with generally accepted accounting principles, (u) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (v) any sale of receivables shall be the amount of unrecovered capital or principal investment of the purchaser (other than the Borrower or any of its wholly-owned Subsidiaries) thereof, excluding amounts representative of yield or interest earned on such investment, (w) any Synthetic Lease shall be the stipulated loss value, termination value or other equivalent amount, (x) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (k) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     Ineligible Securities.  Securities which may not be underwritten or dealt
     ---------------------
in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. (S)24, Seventh), as amended.

     Intercompany Subordination Agreement.  The Intercompany Subordination
     ------------------------------------
Agreement, dated as of October 8, 1998, among the Agent, the Borrower and R&M Trust.

     Interest Payment Date.  (i) As to any Base Rate Loan, the last day of the
     ---------------------
calendar quarter which includes the Drawdown Date thereof; (ii) as to any Competitive Bid Loan, on the last day of the Interest Period applicable thereto;
(iii) as to any Eurodollar Rate Loan, the last day of such Interest Period.

     Interest Period.  With respect to each Loan, (i) initially, the period
     ---------------
commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request or Notice of Competitive Bid Borrowing (A) for any Base Rate Loan, the last day of the calendar quarter; (B) for any Competitive Bid Loan, from 7 through 180 days; and (C) for any Eurodollar Rate Loan, 1, 2, 3 or 6 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that
                                                                  --------
all of the foregoing provisions relating to Interest Periods are subject to the following:

          (a) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (c) if the Borrower shall fail to give notice as provided in (S)2.8, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (d) any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (e) any Interest Period relating to any Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

     Interim Balance Sheet Date.  March 24, 2001.
     --------------------------

     Investments.  All expenditures made and all liabilities incurred
     -----------
(contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Invitation for Competitive Bid Quotes.  See (S)2.3.1(c) hereof.
     -------------------------------------

     Loan Documents.  This Credit Agreement, the Notes, the Agent's Fee Letter,
     --------------
the Chiswick Trust Intercompany Subordination Agreement and any other subordination arrangements entered into pursuant to (S)7.1(j) or (o), the Intercompany Subordination Agreement and any other subordination agreements entered into pursuant to (S)7.1(j) or (o), the Guaranty and all documents evidencing or relating to any interest rate protection arrangements entered into between the Borrower and any Bank.

     Loan Request.  See (S)2.2.
     ------------

     Loans.  Revolving credit loans made or to be made by the Banks to the
     -----
Borrower pursuant to (S)2 hereof, whether Syndicated Loans or Competitive Bid Loans.

     Majority Banks.  As of any date, Banks having at least sixty percent (60%)
     --------------
of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least sixty percent (60%) of the aggregate unpaid principal amount of the Loans.

     Margin Stock.  "Margin Stock" or "Margin Securities", as such terms are
     ------------
used in Regulations U and X of the Board of Governors of the Federal Revenue System, 12 C.F.R. Parts 221 and 224.

     McBee.  McBee Systems, Inc., a Colorado corporation and a wholly-owned
     -----
Subsidiary of Rapidforms.

     Multiemployer Plan.  Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any of its Subsidiaries or any ERISA Affiliate of the Borrower or any of its Subsidiaries.

     Notes.  The Competitive Bid Notes and the Syndicated Notes.
     -----

     Notice of Competitive Bid Borrowing.  See (S)2.3.1(f) hereof.
     -----------------------------------

     Obligations.  All indebtedness, obligations and liabilities of any of the
     -----------
Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents (including any interest rate protection arrangements entered into between the Borrower and any Bank), or in respect of any of the Loans or any of the Notes or other instruments at any time evidencing any thereof.

     Original Credit Agreement.  As defined in the preamble.
     -------------------------

     outstanding.  With respect to the Loans, the aggregate unpaid principal
     -----------
thereof as of any date of determination.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)7.2.

     Permitted Acquisition.  Any acquisition of any Person, business, division,
     ---------------------
or specified group of assets by the Borrower or any Guarantor, provided that,
                                                               --------
with respect to any such acquisition, (1) the Agent and the Majority Banks approve, in their sole discretion, such acquisition in writing in advance or (2) each of the following conditions is met:

          (a) immediately prior to and after, and after giving effect to, such acquisition, no Default or Event of Default shall then exist;

          (b) (i) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with any single such acquisition (including consideration in the form of cash or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or any Guarantor (including such Indebtedness in existence prior to the date of such acquisition which was not incurred in connection with or contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $30,000,000 and (ii) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with any such acquisition, including consideration of the types described in clause (b)(i) of this definition and stock or other equity interest consideration (as valued for the purpose of such acquisitions) shall not exceed $40,000,000;

          (c) (i) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with all such acquisitions (including consideration in the form of cash or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or any Guarantor (including such Indebtedness in existence prior to the date of any such acquisition which was not incurred in connection with or contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $60,000,000 and (ii) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with all such acquisitions, including consideration of the types described in clause (c)(i) of this definition and stock or other equity interest consideration (as valued for the purpose of such acquisitions) shall not exceed $80,000,000;

          (d) such acquisition shall have been approved by the board of directors and shareholders, if required, or other applicable management of such Person;

          (e) either (i) such acquisition is the acquisition of assets only (for use in substantially the same line of business as the line of business of the Borrower or any of its Subsidiaries) or (ii) such acquisition involves the purchase of the capital stock or other equity interests of a Person and each of the following conditions is met:

               (A) such acquisition is the acquisition of one hundred percent (100%) of the capital stock or other equity interests of such Person.

               (B) such Person is in substantially the same line of business as the Borrower or any of its Subsidiaries,

               (C) The Borrower or a Guarantor is the survivor of any merger or consolidation with such Person;

               (D) not less than ten (10) Business Days prior to such acquisition, the Borrower shall notify the Banks thereof, and

               (E) contemporaneously with the occurrence of any such acquisition, the Borrower shall (I) cause such Person, if such Person shall be engaged in business of any kind or nature (other than having qualified to do business in a foreign jurisdiction) or shall have a net worth or assets of more than a de minimis value, to guaranty all
                                             -- -------
          of the Obligations hereunder pursuant to the Guaranty, and (II) cause such Person to deliver to the Banks and the Agent (aa) evidence of proper corporate or other entity authorization, and (bb) legal opinions with respect to each of the matters and documents set forth in this clause (E), in each case, in form and substance satisfactory to the Agent and the Banks; and

          (f) the Agent shall have received each of the following, each in form and substance satisfactory to the Agent: (i) a compliance certificate evidencing pro forma compliance with the requirements of (S)8 hereof
                --- -----
     following the consummation of any such acquisition, (ii) due diligence summaries evidencing the Borrower's or such Guarantor's, as the case may be, due diligence with respect to the Person or assets being acquired and
     (iii) such other information, including financial statements, as the Agent or the Majority Banks may request.

     Permitted Joint Venture. Investment by the Borrower or any Guarantor in any
     -----------------------
Person, provided that, with respect to any such Investment, (1) the Agent and
        --------
the Majority Banks approve, in their sole discretion, such Investment in writing in advance or (2) each of the following conditions is met:

               (a) immediately prior to and after, and after giving effect to, such Investment, no Default or Event of Default shall then exist;

               (b) subject to the limitations set forth in subsection (d) of this definition, (i) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with all such Investments (including consideration in the form of cash or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or any Guarantor (including any such Indebtedness in existence prior to the date of such Investment which was not incurred in connection with or in contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $10,000,000, and (ii) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with all such Investments, including consideration of the type described in and included in clause (b)(i) of this definition and stock or other equity interest consideration (as valued for the purpose of any such Investment) shall not exceed $20,000,000;

               (c) such Investment shall have been approved by the board of directors and shareholders, if required, or other applicable management of such Person;

               (d) (i) such Person is in substantially the same line of business as the Borrower or any of its Subsidiaries or (ii) in a different line of business from that of the Borrower or any of its Subsidiaries so long as, and notwithstanding the limitations set forth in subsection (b) of this definition, (A) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with such Investment under this subsection (d)(ii) (including consideration in the form of cash or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or such Guarantor (including any such Indebtedness in existence prior to the date of such Investment which was not incurred in connection with or in contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $1,000,000, and (B) the aggregate consideration paid or to be paid by the Borrower or any Guarantor in connection with such Investment under this subsection
     (d)(ii), including consideration of the type described in and included in clause (d)(ii)(A) of this definition and stock or other equity interest consideration (as valued for the purpose of any such Investment) shall not exceed $5,000,000;

               (e) following the making of such Investment, neither the Borrower nor any of its Subsidiaries shall own a majority or more of the capital stock or other equity interests of such Person;

               (f) not less than ten (10) Business Days prior to the making of such Investment, the Borrower shall notify the Banks thereof; and

               (g) the Agent shall have received each of the following, each in form and substance satisfactory to the Agent: (i) a compliance certificate evidencing pro forma compliance with the requirements of (S)8 hereof
                --- -----
     following the making of any such Investment, (ii) due diligence summaries evidencing the Borrower's or such Guarantor's, as the case may be, due diligence with respect to the Person, and (iii) such other information, including financial statements, as the Agent or the Majority Banks may request.

     Person.  Any individual, corporation, limited liability company, limited
     ------
liability partnership, trust, other unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     PremiumWear.  PremiumWear, Inc., a Delaware corporation and a wholly-owned
     -----------
Subsidiary of the Borrower.

     PWI.  PWI Holdings, Inc., a Delaware corporation and a wholly-owned
     ---
Subsidiary of PremiumWear.

     R&M Contribution Agreement.  The agreement, dated as of December 28, 1998,
     --------------------------
pursuant to which each of Rapidforms, McBee and Russell & Miller contributes cash generated from its respective operations to R&M Trust (including, in the case of Russell & Miller, royalty payments made to it under any of the Trademark License Agreements).

     R&M Trust.  R&M Trust, a voluntary association with transferable shares
     ---------
organized under and by virtue of the laws of the Commonwealth of Massachusetts (commonly referred to as a Massachusetts business trust) and a wholly-owned Subsidiary of Russell & Miller.

     Rapidforms.  Rapidforms, Inc., a New Jersey corporation and a wholly-owned
     ----------
Subsidiary of the Borrower.

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any of its Subsidiaries.

     Record.  The grid attached to a Note, or the continuation of such grid, or
     ------
any other similar record, including computer records, maintained by any Bank with respect to any Loan referred to in such Note.

     Restricted Payment.  In relation to the Borrower and its Subsidiaries, any
     ------------------
(a) Distribution, (b) payment or prepayment by the Borrower or its Subsidiaries
(i) to the Borrower's or any Subsidiary's shareholders (or other equity holders), in each case, other than to the Borrower, or (ii) to any Affiliate of the Borrower or any Subsidiary or any Affiliate of the Borrower's or such Subsidiary's shareholders (or other equity holders), in each case, other than to the Borrower or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives
                                                                -----------
Counterparty") obligating the Borrower or any Subsidiary to make payments to
------------
such Derivatives Counterparty as a result of any change in market value of any capital stock of the Borrower or such Subsidiary.

     Restructuring Charges.  The restructuring charges taken by the Borrower in
     ---------------------
any fiscal year and disclosed and described to the Agent and the Banks in writing; provided that (a) the aggregate amount of cash and non-cash
         -------- ----
restructuring charges for the Borrower's 2001 fiscal year shall not exceed $12,000,000; and (b) any restructuring charges taken in any fiscal year following the Borrower's 2001 fiscal year may be cash or non-cash restructuring charges, but only $5,000,000 of non-cash restructuring charges (and no cash restructuring charges) shall be excluded from EBITDA for such fiscal year.

     Revolving Credit Loan Maturity Date.  July 13, 2004.
     -----------------------------------

     Russell & Miller.  Russell & Miller, Inc., a Delaware corporation and a
     ----------------
wholly-owned Subsidiary of McBee.

     Section 20 Subsidiary.  A Subsidiary of the bank holding company
     ---------------------
controlling any Bank, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

     Subsidiary.  Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Syndicated Loan(s).  See (S)2.1 hereof.
     ------------------

     Syndicated Note.  See (S)2.5.1 hereof.
     ---------------

     Synthetic Lease.  Any lease of goods or other property, whether real or
     ---------------
personal, which is treated as an operating lease under generally accepted accounting principles and as a loan or financing for U.S. income tax purposes.

     Total Commitment.  The sum of the Commitments of the Banks, as in effect
     ----------------
from time to time, which amount shall, as of the Closing Date, be $200,000,000.

     Trademark License Agreements.  The separate agreements pursuant to which
     ----------------------------
each of the Borrower or one or more of its Subsidiaries have licensed or will license from Russell & Miller (i) all United States and foreign trademarks, service marks, common law marks, trade names and trade dress owned by Russell & Miller, and (ii) all United States and foreign trademarks, service marks, common law marks, trade names and trade dress licensed by Russell & Miller that Russell & Miller is legally and/or contractually able to sublicense to the Borrower and its Subsidiaries, in form and substance (including any modifications thereto) satisfactory to the Agent.

     Type.  As to any Syndicated Loan, its nature as a Base Rate Loan or a
     ----
Eurodollar Rate Loan.

     Unfunded Commitments.  The amount equal to the Total Commitment minus the
     --------------------                                            -----
sum of (a) the outstanding aggregate principal amount of all Syndicated Loans and (b) the outstanding aggregate principal amount of all Competitive Bid Loans.

     Unsecured Subordinated Promissory Note.  Collectively, the promissory notes
     --------------------------------------
evidencing the Indebtedness permitted by (S)7.1(o)(i) and (ii), in each case, in form and substance (including any modifications thereof) satisfactory to the Agent.

     Veripack.  Veripack.com, Inc., a Delaware corporation and a wholly-owned
     --------
Subsidiary of Chiswick.

     Voting Stock.  Stock or similar interests, of any class or classes (however
     ------------
designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2. Rules of Interpretation.
          -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f)  The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

          (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including."

          (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

          (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Agent and the Borrower and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Agent or any of the Banks merely on account of the Agent's or any Bank's involvement in the preparation of such documents.

          (m) All calculations of the financial covenant ratios and requirements contained in (S)8 hereof, together with the ratio of Consolidated Funded Debt to EBITDA for purposes of the definitions of Applicable Eurodollar Rate Margin and Applicable Facility Fee Percentage, shall exclude the effects of Statement No. 133 of the Financial Accounting Standards Board.

                      2.  THE REVOLVING CREDIT FACILITY.
                          -----------------------------

     2.1. Commitment to Lend Syndicated Loans. Subject to the terms and
          -----------------------------------
conditions set forth in this Credit Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with
(S)2.2, such sums ("Syndicated Loans" and expressly excluding any Competitive Bid Loan) as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment (without regard to any Competitive Bid Loans of such Bank outstanding at such time), provided that (i) the sum of the
                                              --------
outstanding amount of the Syndicated Loans (after giving effect to all amounts requested) plus the outstanding aggregate principal amount of all Competitive
           ----
Bid Loans made by all Banks shall not at any time exceed the Total Commitment and (ii) at all times the outstanding aggregate principal amount of all Syndicated Loans made by each Bank shall equal such Bank's Commitment Percentage of the outstanding aggregate principal amount of all Syndicated Loans made pursuant to the terms of this Credit Agreement. The Syndicated Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request
     --- ----
for a Syndicated Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in (S)9 and (S)10, in the case of the initial Syndicated Loans to be made on the Closing Date, and (S)10, in the case of all other Syndicated Loans, have been satisfied on the date of such request.

     2.2. Requests for Loans. The Borrower shall give to the Agent written
          ------------------
notice in the form of Exhibit B hereto (or telephonic notice confirmed in a
                      ---------
writing in the form of Exhibit B hereto) of each Syndicated Loan requested
                       ---------
hereunder (a "Loan Request") by 10:00 a.m. (i) on the proposed Drawdown Date of any Base Rate Loan and (ii) two (2) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan. Each such notice shall specify (A) the principal amount of the Syndicated Loan requested, (B) the proposed Drawdown Date of such Syndicated Loan, (C) the Interest Period for such Syndicated Loan and (D) the Type of such Syndicated Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each such notice shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Syndicated Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $1,000,000 or any integral multiple of $500,000 in excess thereof.

     2.3. Competitive Bid Loans.
          ---------------------

          2.3.1.  Competitive Bid Borrowings. (a) The Competitive Bid Option. In
                  --------------------------      --------------------------
     addition to the Syndicated Loans permitted to be made hereunder pursuant to
     (S)2.1 hereof, the Borrower may, from time to time from the Closing Date until the Revolving Credit Loan Maturity Date pursuant to the terms of this
     (S)2.3, cause the Agent to request the Banks to make offers to fund Competitive Bid Loans to the Borrower from time to time prior to the Revolving Credit Loan Maturity Date. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept such offers in the manner set forth in this (S)2.3. Each Bank may make Competitive Bid Loans in an aggregate amount (after giving effect to all amounts requested) not to exceed the lesser of $20,000,000 and the Total Commitment, provided that the aggregate amount of
                                           --------
     all outstanding Syndicated Loans (after giving effect to all amounts requested) plus the aggregate amount of all outstanding Competitive Bid
                ----
     Loans (after giving effect to all amounts requested) shall at no time exceed the Total Commitment.

          (b)  Competitive Bid Quote Request.  When the Borrower wishes to
               -----------------------------
     request offers to make Competitive Bid Loans under this (S)2.3, it shall transmit to the Agent by telex or facsimile a Competitive Bid Quote Request substantially in the form of Exhibit C attached hereto (a "Competitive Bid
                                  ------- -
     Quote Request") so as to be received no later than 1:00 p.m. (Boston time) on the Business Day prior to the requested Drawdown Date, specifying (i) the requested Drawdown Date (which must be a Business Day), (ii) the amount of such Competitive Bid Loan (which must be a minimum of $1,000,000 or any greater integral multiple of $500,000 and may not exceed the Total Commitment), and (iii) the Interest Period of such Competitive Bid Loan (which may not extend beyond the Revolving Credit Loan Maturity Date). Contemporaneously with the transmission of each Competitive Bid Quote Request, the Borrower shall pay to the Agent, for the Agent's own account, a work fee in the amount of $750. The Borrower may request offers to make

     Competitive Bid Loans for one amount and three Interest Periods in a single Competitive Bid Quote Request.

          (c)  Invitation for Competitive Bid Quotes; Alternative Manner of
               ------------------------------------------------------------
     Auction.  Subsequent to timely receipt of a Competitive Bid Quote Request,
     -------
     the Agent shall send to the Banks by telex or facsimile an Invitation for Competitive Bid Quotes substantially in the form of Exhibit D attached
                                                         ---------
     hereto (an "Invitation for Competitive Bid Quotes"), as promptly as possible but not later than 3:00 p.m. (Boston time) on the Business Day prior to the requested Drawdown Date which shall constitute an invitation by the Borrower to each Bank to submit Competitive Bid Quotes offering to make Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this (S)2.3. If, after receipt by the Agent of a Competitive Bid Quote Request from the Borrower in accordance with subsection (b) of this (S)2.3.1, the Agent or any Bank shall be unable to complete any procedure of the auction process described in subsections (c) through (f) (inclusive) of this (S)2.3.1 due to the inability of such Person to transmit or receive communications through the means specified therein, such Person may rely on telephonic notice for the transmission or receipt of such communications. In any case where such Person shall rely on telephone transmission or receipt, any communication made by telephone shall, as soon as possible thereafter, be followed by written confirmation thereof.

          (d)  Submission and Contents of Competitive Bid Quotes.
               --------------------------------------------------

                 (i) Each Bank may submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile not later than 10:00 a.m. (Boston time) on the requested Drawdown Date, provided that
                                                        --------
          Competitive Bid Quotes may be made by the Agent in its capacity as a Bank only if it notifies the Borrower of the terms of its Competitive Bid Quote no later than 9:30 a.m. (Boston time) on the requested Drawdown Date. Subject to the provisions of (S)(S)9, 10 and 11 hereof, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                 (ii) Each Competitive Bid Quote shall be in substantially the form of Exhibit E-1 attached hereto (a "Competitive Bid Quote") and
                  -----------
          shall in any case specify:

                         (A)  the requested Drawdown Date and Interest Periods,

                         (B) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (x) may be greater than the Commitment Amount of the quoting Bank but may not exceed the Total Commitment,
                 (y) must be $1,000,000 or a larger multiple of $500,000 and (z)
                  -                                                           -
                 may not exceed the aggregate principal amount of Competitive Bid Loans for which offers were requested,

                        (C) the rate of interest per annum (rounded to the nearest 1/1000th of 1%) (the "Competitive Bid Rate") offered for each such Competitive Bid Loan, and

                        (D)  the identity of the quoting Bank.

                 (iii) Any Competitive Bid Quote shall be disregarded if it:

                        (A)  is not substantially in the form of Exhibit E-1
                                                                 -----------
                 attached hereto or does not specify all of the information required by subsection (d)(ii) of this (S)2.3.1;

                        (B) contains qualifying, conditional or similar language (except that it may, in the case of a quote relating to more than one Interest Period, contain the condition that the Bank will fund any one, but not more, of the Competitive Bid Loans offered in such Competitive Bid Quote);

                        (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

                        (D)  arrives after the time set forth in subsection
                 (d)(i) of this (S)2.3.1.

          (e)  Notice to Borrower.  Not later than 10:30 a.m. (Boston time) on
               ------------------
     the requested Drawdown Date, the Agent shall notify the Borrower of the terms of all Competitive Bid Quotes submitted by the Banks in accordance with subsection (d) of this (S)2.3.1. The Agent's notice to the Borrower shall specify (i) the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request, and (ii) the respective principal amounts and Competitive Bid Rates so offered.

          (f)  Acceptance and Notice by Borrower.  Not later than 11:00 a.m.
               ---------------------------------
     (Boston time) on the requested Drawdown Date, the Borrower shall notify the Agent, and the Agent shall promptly notify each Bank with respect to its offer, of the Borrower's acceptance or non-acceptance of the offers of which it was notified pursuant to subsection (e) of this (S)2.3.1. In the case of an acceptance, such notice shall (i) be substantially in the form of Exhibit E-2 attached hereto (a "Notice of Competitive Bid Borrowing"),
        -----------

     (ii) be irrevocable by the Borrower, and (iii) specify the aggregate principal amount of offers for each Interest Period that are accepted.
     Each acceptance by the Borrower of Competitive Bid Loans hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in (S)(S)9 and 10 hereof have been satisfied on the date of such acceptance. The Borrower may accept any Competitive Bid Quote in whole or in part; provided that:
                          --------

                      (A) the aggregate principal amount of each Competitive Bid Loan may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

                      (B) the aggregate principal amount of each Competitive Bid Loan must be $1,000,000 or a larger multiple of $500,000, and

                      (C) acceptance of offers may only be made on the basis of ascending Competitive Bid Rates.

          (g)  Allocation by Agent; Usage of Commitments.  If offers are made by
               -----------------------------------------
     two or more Banks with the same Competitive Bid Rates, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in such multiples, not less than $100,000 as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. If any such Bank has indicated a minimum acceptable Competitive Bid Loan in its Competitive Bid Request, and under the procedures of this subsection (g), the Agent would have allocated to it an amount less than such minimum, such Competitive Bid Quote will instead be deemed to have been withdrawn. Determination by the Agent of the amounts of Competitive Bid Loans and the allocation thereof shall be conclusive in the absence of manifest error. The Agent shall, promptly after the funding of any Competitive Bid Loan, notify the Banks thereof pursuant to a notice substantially in the form of Exhibit E-3 attached hereto.
     -----------

          (h)  Funding of Competitive Bid Loans.  If, on or prior to the
               --------------------------------
     Drawdown Date of any Competitive Bid Loan, the Total Commitment has not terminated in full and if, on such Drawdown Date, the applicable conditions of (S)(S)4 and 10 hereof are satisfied, the Bank or Banks whose offers the Borrower has accepted will fund each Competitive Bid Loan so accepted as provided in (S)2.4.1 hereof.

          2.3.2.  Maximum Competitive Bid Loans; Funding Losses.  (a)
                  ---------------------------------------------
     Notwithstanding any other provision herein to the contrary, at no time shall the aggregate principal amount of Competitive Bid Loans outstanding at any time exceed the lesser of (i) the Total Commitment minus
                                                                           -----
     the aggregate principal amount of Syndicated Loans outstanding at such time and (ii) $20,000,000.

            (b)  If after acceptance of any Competitive Bid Quote pursuant to
     (S)2.3.1(f) hereof, the Borrower fails to borrow any Competitive Bid Loan so accepted on the date specified therefor, the Borrower shall indemnify the Bank funding such Loan against any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain such unborrowed Competitive Bid Loans, including, without limitation, compensation as provided in (S)4.10 hereof.

            2.3.3.  Repayment of Competitive Bid Loans. The principal of each
                    ----------------------------------
     Competitive Bid Loan shall become absolutely due and payable by the Borrower on the last day of the Interest Period relating thereto, and the Borrower hereby absolutely and unconditionally promises to pay to the Agent, for the accounts of the relevant Banks, on the last day of the Interest Period relating thereto the principal amount of all such Competitive Bid Loans plus interest thereon at the applicable Competitive
                           ----
     Bid Rate. Subject to the terms of this Credit Agreement, the Borrower may reborrow any amounts so repaid from time to time prior to the Revolving Credit Loan Maturity Date.

     2.4. Funds for Loans.
          ---------------

            2.4.1.  Funding Procedures. Not later than 1:30 p.m. (Boston time)
                    ------------------
     on the proposed Drawdown Date of any Syndicated Loans or Competitive Bid Loans, as applicable, each of the relevant Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Syndicated Loans or the amount of such Bank's Competitive Bid Loan, as applicable. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)9 and 10 hereof and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Loans made available to the Agent by the relevant Banks. The failure or refusal of any Bank to make available to the Agent its Commitment Percentage of the requested Syndicated Loans on any Drawdown Date shall not excuse any other Bank from making available to the Agent the amount of such other Bank's Commitment Percentage of any requested Syndicated Loans.

            2.4.2.  Advances by Agent.  The Agent may, unless notified to the
                    -----------------
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Syndicated Loans (or, in the case of Competitive Bid Loans, the amount of such Bank's accepted offers of Competitive Bid Loans, if any) to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Bank's Commitment
                                  -----
     Percentage of such Syndicated Loans (or accepted offers of Competitive Bid Loans, as applicable), times (c) a fraction, the numerator of which is the
                            -----
     number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Syndicated Loans or Competitive Bid Loans, as applicable, shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this (S)2.4.2 shall be prima facie evidence of the amount due and owing to the Agent by such Bank.
     ----- -----
     If the amount of such Bank's Syndicated Loans or Competitive Bid Loans, as applicable, is not made available to the Agent by such Bank within three
     (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Syndicated Loans or Competitive Bid Loans, as applicable, made on such Drawdown Date. Any payment by the Borrower to the Agent of any Syndicated Loans or Competitive Bid Loans pursuant to this (S)2.4.2 shall be deemed to be a payment of the Loans that were to be made by the Bank that failed to make such Syndicated Loans or Competitive Bid Loans, as applicable.

     2.5. The Notes.
          ---------

            2.5.1. Syndicated Notes.  The Syndicated Loans shall be evidenced by
                   ----------------
     separate promissory notes of the Borrower in substantially the form of Exhibit F-1 attached hereto (each a "Syndicated Note"), dated as of the
     -----------
     Closing Date and completed with appropriate insertions. A Syndicated Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment Amount or, if less, the outstanding amount of all Syndicated Loans made by such Bank, plus interest accrued thereon, as set
                                         ----
     forth below. The Borrower irrevocably authorizes each Bank to make, at or about the time of the Drawdown Date of any Syndicated Loan or at the time of receipt of any payment of principal on such Bank's Syndicated Note, an appropriate notation on the Record attached to such Bank's Syndicated Note reflecting the making of such Syndicated Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Syndicated Loans set forth on such Bank's Record shall be prima facie evidence of the principal
                                          ----- -----
     amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the Obligations of the Borrower hereunder or under any Syndicated Note to make payments of principal of or interest on any Syndicated Note when due.

          2.5.2.  Competitive Bid Notes.  The Competitive Bid Loans shall be
                  ---------------------
     evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit F-2 attached hereto (each a "Competitive Bid Note"), dated
             -----------
     as of the Closing Date and completed with appropriate insertions. A Competitive Bid Note shall be payable to the order of each Bank in a principal amount equal to $20,000,000, or if less, the outstanding amount of all Competitive Bid Loans made by such Bank to the Borrower hereunder, as set forth in (S)2.3 hereof, plus interest accrued thereon, as set forth
                                    ----
     below. The Borrower irrevocably authorizes each Bank to make, at or about the time of the Drawdown Date of any Competitive Bid Loan made by such Bank or at the time of receipt of the payment of principal of such Competitive Bid Loan, an appropriate notation on the Record attached to such Bank's Competitive Bid Note reflecting the making of such Competitive Bid Loan and repayments thereof. All such notations shall constitute prima facie
                                                             -----------
     evidence of the amount of such Competitive Bid Loans and the repayments thereof, but the failure to record, or any error in so recording such amount on such Bank's Record shall not limit or otherwise affect the Obligations of the Borrower hereunder or under any Competitive Bid Note to make payments of principal or interest on any Competitive Bid Note when due.

     2.6. Reduction of Total Commitment. The Borrower shall have the right at
          -----------------------------
any time and from time to time upon five (5) Business Days prior written notice to the Agent to reduce by $1,000,000 or an integral multiple thereof or terminate entirely the unborrowed portion of the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their
                                          --- ----
respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.6, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments or of the Total Commitment may be reinstated.

     2.7. Interest on Loans. Except as otherwise provided in (S)4.11,
          -----------------

          (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the Base Rate.

          (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of the Applicable Eurodollar Rate Margin plus the Eurodollar Rate
                                              ----
     determined for such Interest Period.

          (c) Each Competitive Bid Loan shall bear interest at the rate per annum specified in the applicable Competitive Bid Quote with respect to such Competitive Bid Loan.

          (d) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

          (e) Upon any request by the Borrower to increase the Total Commitment in accordance with (S)2.9, the Borrower shall not request any Eurodollar Rate Loans with an Interest Period in excess of one (1) month hereunder and the Banks shall not be required to make any Eurodollar Rate Loans with an Interest Period in excess of one (1) month hereunder until the date (if any) upon which the Agent advises the Borrower that the Arranger has completed the syndication of the Loans in order to accommodate such increase in a manner satisfactory to the Agent and the Arranger; provided,
                                                                      --------
     however, that with respect to (i) any Eurodollar Rate Loans made in
     -------
     accordance with the requirements of this sentence and (ii) any Eurodollar Rate Loans outstanding on the date of any request to increase the Total Commitment in accordance with (S)2.9, the Borrower shall convert such Eurodollar Rate Loans to Base Rate Loans on any date on which the Agent notifies the Borrower that it and the Arranger will be completing the additional syndication of the Loans pursuant to (S)2.9, and the Borrower shall pay any costs or expenses associated therewith in accordance with the requirements of (S)4.10.

     2.8. Conversion Options.
          ------------------

            2.8.2.  Conversion to Different Type of Syndicated Loan. The
                    -----------------------------------------------
     Borrower may elect from time to time to convert any outstanding Syndicated Loan to a Syndicated Loan of another Type, provided that (i) with respect
                                                --------
     to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto; (ii) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least two (2) Eurodollar Business Days' prior written notice of such election and (iii) no Base Rate Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made, each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Syndicated Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of the outstanding Syndicated Loans of any Type may be converted as provided herein, provided that partial conversions shall be in an aggregate
             --------
     principal amount of $500,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

            2.8.2.  Continuation of Type of Syndicated Loan.  Any Syndicated
                    ---------------------------------------
     Loan of any Type may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in (S)2.8.1; provided that no Eurodollar Rate
                                              --------
     Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which the officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan or Base Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto, and such Base Rate Loan shall be continued as a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this (S)2.8 is scheduled to occur.

          2.8.3.  Eurodollar Rate Loans.  Any conversion to or from Eurodollar
                  ---------------------
     Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $500,000 in excess thereof.

     2.9.  Limited Increase In Total Commitment.  Unless a Default or Event of
           ------------------------------------
Default has occurred and is continuing, the Borrower may request that the Total Commitment be increased to $225,000,000 hereunder, subject to the approval of the Agent, provided, however, that (i) any Bank which is a party to this Credit
           --------  -------
Agreement prior to such increase may elect to fund its pro rata share of the increase, thereby increasing its Commitment hereunder, but no Bank shall be required to do so, (ii) in the event any Bank elects not to fund its pro rata share of the increase (or any additional amount that is offered pursuant to this clause (ii)), the Borrower may elect to offer such unfunded amount on a pro rata basis to each Bank that elected to fund its pro rata share of the increase (or such additional amount offered pursuant to this clause (ii)) or to a new Bank,
(iii) in the event that it becomes necessary to include a new Bank to provide additional funding under this (S)2.9, such new Bank must be reasonably acceptable to the Agent, (iv) the Banks' Commitment Percentages shall be correspondingly adjusted, (v) each new Bank shall make all (if any) such payments to the other Banks as may be necessary to result in the Syndicated Loans to be made by such new Bank being equal to such new Bank's Commitment Percentage (as then in effect) of the aggregate principal amount of all Syndicated Loans outstanding to the Borrower as of such date, and (vi) Notes issued or amended and such other changes shall be made to the Loan Documents, as shall be necessary to reflect any such increase in the Total Commitment. Any such increase (whether to $225,000,000 or to a lesser amount) shall require, among other things, the satisfaction of such conditions precedent as the Agent may require, including, without limitation, the obtaining by any Bank of requisite internal approvals, the Agent's receipt of evidence of applicable corporate authorization and other corporate documentation from the Borrower and the legal opinion of counsel to the Borrower, each in form and substance satisfactory to the Agent, such Banks as are participating in such increase and the Borrower.

                          3.  REPAYMENT OF THE LOANS.
                              ----------------------

     3.1.  Maturity.  The Borrower promises to pay on the Revolving Credit Loan
           --------
Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2.  Mandatory Repayments of Loans.  If at any time the sum of the
           -----------------------------
outstanding amount of the Loans exceeds the Total Commitment, then the Borrower shall immediately pay the amount of such excess to the Agent for application to the Loans for the respective accounts of the Banks. Each prepayment of Loans shall be allocated among the Banks, in proportion, as nearly as practicable to the respective unpaid principal amount of each Bank's Syndicated Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion, and if no Syndicated Loans are outstanding, the Competitive Bid Loans, in proportion, as nearly as practicable, to the unpaid principal amount of each Bank's Competitive Bid Note. If at any time the sum of the outstanding amount of the Competitive Bid Loans exceeds $20,000,000, then the Borrower shall immediately pay the amount of such excess to the Agent for application to the Competitive Bid Loans made by the Banks, in proportion, as nearly as practicable, to the unpaid principal amount of each Bank's Competitive Bid Note.

     3.3.  Optional Repayments of Syndicated Loans.  The Borrower shall have the
           ---------------------------------------
right, at its election, to repay the outstanding amount of the Syndicated Loans, as a whole or in part, at any time without penalty or premium, provided that all
                                                               --------
prepayments of Eurodollar Rate Loans prior to the end of the Interest Period relating thereto shall obligate the Borrower to pay any breakage costs associated with such Eurodollar Rate Loans in accordance with (S)4.10 hereof. The Borrower shall give the Agent written notice, no later than 10:00 a.m., Boston time, (a) on the Business Day of any proposed repayment pursuant to this
(S)3.3 of Base Rate Loans, and (b) two (2) Eurodollar Business Days notice of any proposed repayment pursuant to this (S)3.3 of Eurodollar Rate Loans, in each case, specifying the proposed date of payment of such Syndicated Loans and the principal amount to be paid. Each such partial prepayment of the Loans shall be in an integral multiple of $500,000, shall be accompanied by the payment of accrued interest on the principal repaid to the date of payment and shall be applied first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Syndicated Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                        4.  CERTAIN GENERAL PROVISIONS.
                            --------------------------

     4.1.  Agent and Arranger Fees.  The Borrower agrees to pay to each of the
           -----------------------
Agent and the Arranger the fees described in the Agent's Fee Letter, upon the terms and conditions set forth therein.

     4.2.  Facility Fee and Utilization Fee.  (a) The Borrower agrees to pay to
           --------------------------------
the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a facility fee calculated at the rate of the Applicable Facility Fee Percentage on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date of the Total Commitment during such calendar quarter. The facility fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     (b) The Borrower agrees to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a utilization fee calculated at the rate of 0.125% per annum on the average daily amount of the Loans outstanding during each calendar quarter or portion thereof from the date hereof to the Revolving Credit Loan Maturity Date; provided, however, that no
                                                   --------  -------
such fee shall be payable for any calendar quarter or portion thereof during which the average aggregate amount of the Loans outstanding during such calendar quarter or portion thereof (after giving effect to all amounts requested) does not exceed fifty percent (50%) of the Total Commitment in effect during such calendar quarter or portion thereof; provided, further, that if the Total
                                     --------  -------
Commitment is increased or decreased during any calendar quarter pursuant to
(S)2.9 hereof or otherwise in accordance with the terms hereof, no such fee shall be payable for (i) that portion of the calendar quarter elapsing prior to the date of such increase or decrease (such period, the "Initial Period") if the average aggregate amount of the Loans outstanding during such Initial Period (after giving effect to all amounts requested) does not exceed fifty percent (50%) of the Total Commitment in effect during such Initial Period, and (ii) that portion of the calendar quarter elapsing from the date of such increase or decrease to the end of such calendar quarter (such period, the "Secondary Period") if the average aggregate amount of the Loans outstanding (after giving effect to all amounts requested) during such Secondary Period does not exceed fifty percent (50%) of the Total Commitment in effect during such Secondary Period; with the same mechanism as set forth in this proviso for determination of whether a utilization fee is payable for any portion of any calendar quarter being used to make such determination in the event that the amount of the Total Commitment changes more than once during any calendar quarter. The utilization fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.


     4.3.  Funds for Payments.
           ------------------

          4.3.1.  Payments to Agent.  All payments of principal, interest,
                  -----------------
     commitment fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts area that the Agent may from time to time designate, in each case in immediately available funds.

          4.3.2.  No Offset, etc.  All payments by the Borrower hereunder and
                  --------------
     under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

          4.3.3.  Non-U.S. Banks.  the Agent and each Bank that is not a U.S.
                  ---------------
     Person as defined in Section 7701(a)(30) of the Code for federal income tax purposes (a "Non-U.S. Bank") hereby agrees that, if and to the extent it
                  -------------
     is legally able to do so, it shall, prior to the date of the first payment by the Borrower hereunder to be made to such Bank or the Agent or for such Bank's or the Agent's account, deliver to the Borrower and the Agent, as applicable, such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Bank that is a "bank" for purposes of Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Bank or the Agent establishing that with respect to payments of principal, interest or fees hereunder it is (i) not subject to United States federal withholding tax under the Code because such payment is effectively connected with the conduct by such Bank or Agent of a trade or business in the United States or (ii) totally exempt or partially exempt from United States federal withholding tax under a provision of an applicable tax treaty and (b) in the case of a Non-U.S. Bank that is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Agent and the Borrower and to the effect that (i) such Non-U.S. Bank is not a "bank" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten (10) percent shareholder for purposes of Section 881(c)(3)(B) of the Code and
     (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed

     Internal Revenue Service Form W-8 or W-9, as applicable (or successor forms). Each Bank or the Agent agrees that it shall, promptly upon a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and promptly upon the Borrower's or the Agent's reasonable request after the occurrence of any other event (including the passage of time) requiring the delivery of a Form W-8BEN, Form W-8ECI, Form W-8 or W-9 in addition to or in replacement of the forms previously delivered, deliver to the Borrower and the Agent, as applicable, if and to the extent it is properly entitled to do so, a properly completed and executed Form W-8BEN, Form W-8ECI, Form W-8 or W-9, as applicable (or any successor forms thereto).

     4.4.  Computations.  All computations of interest on Competitive Bid Loans
           ------------
or Eurodollar Rate Loans and fees shall be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest on Base Rate Loans shall be based on a 365-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after the Borrower's receipt of any notice from the Agent or any of the Banks of such outstanding amount, the Borrower shall notify the Agent or such Bank to the contrary.

     4.5.  Inability to Determine Eurodollar Rate.  In the event that, prior to
           --------------------------------------
the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (i) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and, shall be deemed a request for Base Rate Loans, (ii) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and (iii) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     4.6.  Illegality.  Notwithstanding any other provisions herein, if any
           ----------
present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (i) the commitment of such Bank to make Eurodollar Rate Loans or convert Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (ii) such Bank's Syndicated Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)4.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     4.7.  Additional Costs, etc.  If any present or future applicable law,
           ---------------------
which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, the Loans, such Bank's Commitment, or any class of loans or commitments of which any of the Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is

               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment, or

               (ii) to reduce the amount of principal, interest or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment or any of the Loans, or

               (iii) to require such Bank or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum.

     4.8.  Capital Adequacy.  If after the date hereof any Bank or the Agent
           ----------------
determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's commitment with respect to any Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower agrees to pay such Bank or (as the case may be) the Agent the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank or (as the case may be) the Agent of a certificate in accordance with (S)4.9 hereof. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     4.9.  Certificate. A certificate setting forth any additional amounts
           -----------
payable pursuant to (S)4.7 or 4.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     4.10.  Indemnity.  The Borrower agrees to indemnify each Bank and to hold
            ---------
each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (i) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans or Competitive Bid Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans or Competitive Bid Rate Loans, (ii) default by the Borrower in making a borrowing after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with (S)2.2 or (S)2.8 or a Notice of Competitive Bid Borrowing in accordance with (S)2.3.1(f) hereof, or (iii) the making of any payment of a Eurodollar Rate Loan or Competitive Bid Rate Loan or the making of any conversion of any such Eurodollar Rate Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Loans.

     4.11.  Interest After Default.
            ----------------------

          4.11.1.  Overdue Amounts.  Overdue principal and (to the extent
                   ---------------
     permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to four percent (4%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

          4.11.2.  Amounts Not Overdue.  During the continuance of a Default or
                   -------------------
     an Event of Default the principal of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Banks pursuant to
     (S)24, bear interest at a rate per annum equal to the greater of (i) four percent (4%) above the rate of interest otherwise applicable to such Loans or (ii) the rate of interest applicable to overdue principal pursuant to
     (S)4.11.1.

     4.12.  Guaranties.  The payment and performance of the Obligations shall be
            ----------
guaranteed by each domestic Subsidiary of the Borrower engaged in business of any kind or nature (other than having qualified to do business in a foreign jurisdiction) or that has a net worth or assets of more than a de minimis value
                                                               -- -------
or that has issued any capital stock or other equity interests to any person other than the Borrower or a Subsidiary of the Borrower, and each Person which becomes a party to a Guaranty pursuant to (S) 7.5.1 or (S) 7.11.

                      5.  REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     The Borrower represents and warrants to the Banks and the Agent as follows:

     5.1.   Corporate Authority.
            -------------------

          5.1.1.  Organization; Good Standing.  Each of the Borrower and its
                  ---------------------------
     Subsidiaries (i) is a corporation or other entity or, in the case of R&M Trust and Chiswick Trust, a Massachusetts business trust, duly organized, validly existing and, except in the case of R&M Trust and Chiswick Trust (with respect to which no such concept is applicable), in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation or other entity and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

          5.1.2.  Authorization.  The execution, delivery and performance of
                  -------------
     this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (i) are within the corporate or other authority of such Person, (ii) have been duly authorized by all necessary corporate or other proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of its Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws or other organizational documents of, or any agreement or other instrument binding upon, the Borrower or any of its Subsidiaries.

          5.1.3.  Enforceability.  The execution and delivery of this Credit
                  --------------
     Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person, enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     5.2.  Governmental Approvals.  The execution, delivery and performance by
           ----------------------
the Borrower and any of its Subsidiaries of this Credit Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

     5.3.  Title to Properties; Leases.  Except as indicated on Schedule 5.3
           ---------------------------                          -------- ---
hereto, the Borrower and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Interim Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     5.4.  Financial Statements.
           --------------------

          5.4.1.  Financial Statements
                  --------------------

          There has been furnished to the Agent a consolidated balance sheet of the Borrower and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income and a consolidated statement of cash flow for the fiscal year then ended, including the opinion thereof expressed by and signed by the Borrower's independent certified public accountants. In addition, there has been furnished to the Agent a consolidated balance sheet of the Borrower and its Subsidiaries prepared by management as at the Interim Balance Sheet Date, and a consolidated statement of income and a consolidated statement of cash flow prepared by management for the fiscal quarter ended on the Interim Balance Sheet Date. All such balance sheets, statements of income and statements of cash flow have been prepared in accordance with generally accepted accounting principles (except, in the case of the consolidated balance sheet, the consolidated statement of income and the consolidated statement of cash flow prepared as of the Interim Balance Sheet Date, for year-end adjustments, the absence of footnotes and any other items permitted to be excluded from Form 10-Q by the Securities Exchange Act of 1934, as amended) and fairly present the financial condition of the Borrower as at the close of business on the dates thereof and the results of operations for the fiscal year and fiscal quarter then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the Borrower, which were not disclosed in such balance sheets and the notes related thereto, other than contingent liabilities under open letters of credit permitted under Section 7.1(k) of the First Amended and Restated Credit Agreement.

          5.4.2. Projections.
                 -----------

          The projections of the annual operating budgets of the Borrower and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2001 to 2005 fiscal years, copies of which were delivered to each Bank prior to the Closing Date, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections, and any such projections delivered to the Banks in accordance with the terms hereof following the Closing Date shall also disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of the Borrower and its Subsidiaries of the results of operations and other information projected therein.

     5.5.  No Material Changes, etc.
           ------------------------

     Since the Interim Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of the Borrower and its Subsidiaries as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as at the Interim Balance Sheet Date, or the consolidated statement of income for the fiscal quarter then ended, other than changes in the ordinary course of business that have not had any materially adverse effect on the business or financial condition of the Borrower and its Subsidiaries on a consolidated basis. Except as set forth on Schedule 5.5
                                                              -------- ---
hereto, the Borrower has not, since the Interim Balance Sheet Date, made any Restricted Payments.

     5.6.  Franchises, Patents, Copyrights, etc.  Each of the Borrower and its
           ------------------------------------
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     5.7.  Litigation.  Except as set forth on Schedule 5.7, there are no
           ----------                          -------- ---
actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower or any of its Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, in any case materially adversely affect the properties, assets, financial condition or business of the Borrower and its Subsidiaries on a consolidated basis or materially impair the right of the Borrower and its Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     5.8.  No Materially Adverse Contracts, etc.  Neither the Borrower nor any
           ------------------------------------
any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of the Borrower and of its Subsidiaries on a consolidated basis. Neither the Borrower nor any of its Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of the Borrower and its Subsidiaries on a consolidated basis.

     5.9   Compliance With Other Instruments, Laws, etc. Neither the Borrower
           --------------------------------------------
nor any of its Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of the Borrower and its Subsidiaries on a consolidated basis.

     5.10   Tax Status. The Borrower and its Subsidiaries (i) have made or filed
            ----------
all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Borrower knows of no basis for any such claim.

     5.11   No Event of Default. No Default or Event of Default has occurred and
            -------------------
is continuing.

     5.12  Holding Company and Investment Company Acts. Neither the Borrower nor
           -------------------------------------------
any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     5.13  Absence of Financing Statements, etc. Except with respect to
           ------------------------------------
Permitted Liens, precautionary filings made by lessors with respect to equipment leased to the Borrower and notice filings made by third parties with respect to equipment and/or inventory held by the Borrower and owned by such third party, there is no financing statement (other than those identified in Section 6.15), security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of the Borrower or any of its Subsidiaries or rights thereunder.

     5.14  Chief Executive Office. The Borrower's chief executive office located
           ----------------------
at 500 Main Street, Groton, Massachusetts 01471.

     5.15  Certain Transactions. Except as set forth on Schedule 5.15, none of
           --------------------                         -------- ----
the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its

Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     5.16  Employee Benefit Plans.
           ----------------------

           5.16.1.  In General.
                    ----------

           Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the applicable provisions of ERISA and all Applicable Pension Legislation, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by (S)412 of ERISA. The Borrower has heretofore delivered to the Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under (S)103(d) of ERISA, with respect to each Guaranteed Pension Plan.

           5.16.2.  Terminability of Welfare Plans.
                    ------------------------------

           No Employee Benefit Plan which is an employee welfare benefit plan within the meaning of (S)3(1) or (S)3(2)(B) of ERISA provides benefit coverage subsequent to termination of employment except as set forth in
     Schedule 5.16 or as otherwise required by Title I, Part 6 of ERISA or
     -------- ----
     applicable state insurance laws. The Borrower and any Subsidiary of the Borrower, as the case may be, may terminate its Employee Benefit Plan(s) at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such Subsidiary or such ERISA Affiliate of the Borrower or such Subsidiary without liability to any Person other than for claims arising prior to termination.

           5.16.3.  Guaranteed Pension Plans.
                    ------------------------

           Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and none of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of the Borrower or any Subsidiary is obligated to or has posted security in connection with an amendment of a Guaranteed Pension Plan pursuant to (S)307 of ERISA or
     (S)401(a)(29) of the Code. No liability to the PBGC

     (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of the Borrower or any Subsidiary with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of
     (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

           5.16.4.  Multiemployer Plans.
                    -------------------

           None of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate of the Borrower or any Subsidiary is contributing or has ever contributed or been obligated to contribute to any Multiemployer Plan.

     5.17. Use of Proceeds.
           ---------------

           5.17.1.  General.
                    -------

           The proceeds of the Loans shall be used (a)(i) to finance acquisitions permitted by (S)7.5, (ii) to finance repurchases of the Borrower's common stock and other Restricted Payments to the extent permitted by (S)7.4, and (iii) to refinance existing Indebtedness of the Borrower to the Agent and certain of the Banks under the First Amended and Restated Credit Agreement and (b) for working capital and general corporate purposes.

           5.17.2.  Regulations U and X.
                    -------------------

           No portion of any Loan is to be used, except as otherwise permitted herein, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224, nor is any portion of any Loan to be used in any manner which, after giving effect to (S)7.5.1 and Permitted Acquisitions and Permitted Joint Ventures or to (S)7.11 or otherwise, would be in violation of such Regulations U or
     X. The aggregate amount of Margin Stock owned by the Borrower and its Subsidiaries does not exceed 25% (by value) of the consolidated assets of the Borrower and its Subsidiaries.

           5.17.3.  Ineligible Securities.
                    ---------------------

           No portion of the proceeds of any Loan is to be used for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Borrower, any of its Subsidiaries or any other Affiliate of the Borrower.

     5.18. Environmental Compliance.
           ------------------------

     The Borrower has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that:

           (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower and its Subsidiaries on a consolidated basis;

           (b) except as set forth on Schedule 5.18 attached hereto: neither the
                                      -------- ----
     Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. (S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

           (c) except as set forth on Schedule 5.18 attached hereto: (i) no
                                      -------- ----
     portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws; (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrower's knowledge, there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) in addition, any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA (or the equivalent thereof in any foreign jurisdiction), treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; and

           (d) None of the Borrower and its Subsidiaries, or any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

     5.19. Subsidiaries, etc.
           ------------------

     Schedule 5.19 hereto sets forth all Subsidiaries of the Borrower.  Except
     -------- ----
as set forth on Schedule 5.19 hereto (which Schedule 5.19 shall be, and shall be
                -------- ----               -------------
deemed to be, automatically amended to include any Permitted Joint Ventures), neither the Borrower nor any Subsidiary of the Borrower is engaged in any joint venture or partnership with any other person. Except for domestic Subsidiaries of the Borrower which are party to the Guaranty, as of the Closing Date no domestic Subsidiary of the Borrower (a) is presently engaged in business activities of any kind or nature (except that such Subsidiary may have qualified to do business in a foreign jurisdiction), (b) has a net worth or assets of more than a de minimis value or (c) has issued any capital stock or other equity
       -- -------
interests to any person other than the Borrower or a Subsidiary of the Borrower.

     5.20. Disclosure.
           ----------

     No representation or warranty made by the Borrower or any of its Subsidiaries in this Credit Agreement or any agreement, instrument, document, certificate or other written statement furnished to the Agent or any Bank by or on behalf of the Borrower or any of its Subsidiaries in connection with any of the transactions contemplated by any of the Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances in which they are made.

     5.21. Fiscal Year.
           -----------

     Each of the Borrower and its Subsidiaries has a fiscal year which ends on the last Saturday of June of each calendar year and fiscal quarters which end during September, December and March of each calendar year. The Borrower's 2001 fiscal year ended on June 30, 2001.

     5.22. Solvency. The Borrower, on a consolidated basis with its Subsidiaries
           --------
(both before and after giving effect to the transactions contemplated by the Credit Agreement and the other Loan Documents), (i) is solvent, (ii) has assets having a fair value in excess of its liabilities, (iii) has assets having a fair value in excess of the amount required to pay its liabilities on its debts as they become due and matured, and (iv) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts as they mature.

     5.23. Financing Statements. (a) As of the date hereof, neither the Borrower
           --------------------
nor any of its Subsidiaries has any Indebtedness outstanding to, or commitments to borrow or otherwise receive credit from, FBS Business Finance Corporation ("FBS"), and all liens securing any such Indebtedness which existed prior to the date hereof have been released by FBS. But for an oversight on the part of FBS, financing statement number 1910688 filed with the Minnesota Secretary of State's office and financing statement number 97-272 filed in Robeson County, North Carolina would have been terminated prior to the date hereof.

     (b) As of the date hereof, neither the Borrower nor any of its Subsidiaries has any Indebtedness outstanding to, or commitments to borrow or otherwise receive credit from, PNC, N.A. (successor to Midlantic National Bank) ("PNC"), and all liens securing any such Indebtedness which existed prior to the date hereof have been released by PNC. But for an oversight on the part of PNC, financing statement number 1736869 filed with the New Jersey Secretary of State's office would have been terminated prior to the date hereof.


     (c) As of the date hereof, neither the Borrower nor any of its Subsidiaries has any Indebtedness outstanding to, or commitments to borrow or otherwise receive credit from, The New Jersey Economic Development Authority (the "NJ Authority"), and all liens securing any such Indebtedness which existed prior to the date hereof have been released by the NJ Authority. But for an oversight on the part of the NJ Authority, financing statement number 1736871 filed with the New Jersey Secretary of State's office would have been terminated prior to the date hereof.

     (d) As of the date hereof, neither the Borrower nor any of its Subsidiaries has any Indebtedness outstanding to, or commitments to borrow or otherwise receive credit from, the Colorado National Bank ("CNB"), and all liens securing any such Indebtedness which existed prior to the date hereof have been released by CNB. But for an oversight on the part of CNB, financing statement number 1503756 filed with the New Jersey Secretary of State's office would have been terminated prior to the date hereof.

     (e) CIT Financial USA, Inc. ("CIT") has filed financing statements against all of the Borrower's now owned or hereafter acquired items of equipment financed or leased by CIT with the Connecticut Secretary of State's Office (financing statement number 2009058), the Minnesota Secretary of State's Office (financing statement number 2242483) and the Texas Secretary of State's Office (financing statement number 00-538837) in connection with the

Borrower's leasing of certain equipment from CIT. Under the terms of the Master Lease Agreement, dated as of June 1, 1997 (the "Master Lease Agreement"), by and between SHL Financial Services ("SHL") and the Borrower, the interest granted to CIT (the successor to SHL) by the Borrower extends only to the specific equipment noted therein. The Borrower has no Indebtedness to CIT other than the Indebtedness incurred under the terms of the Master Lease Agreement.

     (f) As of the date hereof and other than Indebtedness to U.S. Bank National Association ("U.S. Bank") set forth on Schedule 7.1 hereto, neither the
                                                -------- ---
Borrower nor any of its Subsidiaries has any Indebtedness outstanding to, or commitments to borrow or otherwise receive credit from, U.S. Bank. The financing statement filed by U.S. Bank with the Minnesota Secretary of State's office (financing statement number 2245279) against the PremiumWear securities account maintained at U.S. Bancorp Investments was filed in connection with letters of credit issued by U.S. Bank on behalf of PremiumWear; such letters of credit have expired and will not be renewed. But for an oversight on the part of U.S. Bank, financing statement number 2245279 filed with the Minnesota Secretary of State's office would have been terminated prior to the date hereof.

        6. AFFIRMATIVE COVENANTS OF THE BORROWER.
           -------------------------------------

     The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

     6.1.  Punctual Payment. The Borrower will duly and punctually pay or cause
           ----------------
to be paid the principal and interest on the Loans and the closing fees, facility fees, utilization fees and Agent's fee provided for in this Credit Agreement, all in accordance with the terms of this Credit Agreement and the Notes.

     6.2.  Maintenance of Office. The Borrower will maintain its chief executive
           ---------------------
office in Groton, Massachusetts, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

     6.3.  Records and Accounts. The Borrower will (a) keep, and cause each of
           --------------------
its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles; (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves; and (c) will at all times have engaged Deloitte & Touche, LLP or other independent certified public accountants satisfactory to the Agent as its accountants, with no more than thirty (30) days elapsing between the termination of any such accountants as the Borrower's accountants and the engagement of successor accountants satisfactory to the Agent.

     6.4.  Financial Statements, Certificates and Information. The Borrower will
           --------------------------------------------------
deliver to each of the Banks:

           (a) as soon as practicable, but in any event not later than ninety
     (90) days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified without qualification by Deloitte & Touche LLP or by other independent certified public accountants satisfactory to the Agent together with a written statement from such accountants to the effect that they have read a copy of this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; provided that such
                                                     --------
     accountants shall not be liable to the Banks for failure to obtain knowledge of any Default or Event of Default;

           (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of the Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of the Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

           (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of the Borrower in substantially the form of Exhibit G hereto and setting forth in reasonable detail
                 ------- -
     computations evidencing compliance with the covenants contained in (S)8 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

           (d) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders of the Borrower; and

           (e) from time to time upon request of the Agent, annual projections of the Borrower and its Subsidiaries updating those projections delivered to the Banks and referred to in (S)5.4.2 or, if applicable, updating any later such projections delivered in response to a request pursuant to this (S)6.4(e); and

           (f) from time to time such other financial data and information (including accountants' management letters) as the Agent or any Bank may reasonably request.

     6.5.  Notices.
           -------

           6.5.1.  Defaults. The Borrower will promptly notify the Agent and
                   --------
     each of the Banks in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, the Borrower shall forthwith give written notice thereof to each of the Banks, describing the notice or action and the nature of the claimed default.

           6.5.2.  Environmental Events. The Borrower will promptly give notice
                   --------------------
     to the Agent (i) of any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of the Borrower and its Subsidiaries on a consolidated basis.

           6.5.3.  Notice of Litigation and Judgments. The Borrower will, and
                   ----------------------------------
     will cause each of its Subsidiaries to, give notice to the Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or becomes a party involving an uninsured claim against the Borrower or any of its Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower and its Subsidiaries on a consolidated basis and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of its Subsidiaries to, give notice to the Agent, in writing, in form and detail satisfactory to the Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against the Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

     6.6.  Corporate or Other Existence; Maintenance of Properties. The Borrower
           -------------------------------------------------------
will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of its Subsidiaries (and, in the case of R&M Trust and Chiswick Trust, as the case may be, its existence, rights and franchises as a Massachusetts business trust) and will not, and will not cause or permit any of its Subsidiaries to, convert to a limited liability company or limited liability partnership. The Borrower (i) will cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; provided that
                                                                   --------
nothing in this (S)6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties or those of its Subsidiaries or terminating the corporate existence of any Subsidiary if such discontinuance or termination is, in the judgment of the Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of the Borrower and its Subsidiaries on a consolidated basis.

     6.7. Insurance. The Borrower will, and will cause each of its Subsidiaries
          ---------
to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

     6.8. Taxes.  The Borrower will, and will cause each of its Subsidiaries
          ----
to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges (other than taxes, assessments and other governmental charges imposed by foreign jurisdictions that in the aggregate are not material to the business or assets of the Borrower on an individual basis or of the Borrower and its Subsidiaries on a consolidated basis) imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; provided that any such tax,
                                                  --------
assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower
                                            -------- -------
and each Subsidiary of the Borrower will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

     6.9.  Inspection of Properties and Books, etc.
           ----------------------------------------

          6.9.1.  General.  The Borrower shall permit the Banks, through the
                  -------
     Agent or any of the Banks' other designated representatives, to visit and inspect any of the properties of the Borrower or any of its Subsidiaries to examine the books of account of the Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), to conduct periodic commercial finance examinations, and to discuss the affairs, finances and accounts of the Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Agent or any Bank may reasonably request.

          6.9.2.  Communication with Accountants.  The Borrower authorizes the
                  ------------------------------
     Agent and, if accompanied by the Agent, the Banks to communicate directly with the Borrower's independent certified public accountants following advance notice to the Borrower offering the Borrower the opportunity to be part of any oral communication with such accountants and authorizes such accountants to disclose to the Agent and the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agent, the Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this
     (S)6.9.2.

     6.10.  Compliance with Laws, Contracts, Licenses, and Permits.  The
            ------------------------------------------------------
Borrower will, and will cause each of its Subsidiaries to, comply with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments. If at any time while any Loan or Note is outstanding or any Bank has any obligation to make Loans hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will immediately take or cause to be taken all reasonable steps within the power of the Borrower to obtain such authorization, consent, approval, permit or license and furnish the Banks with evidence thereof.

     6.11.  Employee Benefit Plans.  The Borrower will, and will cause each
            ----------------------
Subsidiary of the Borrower that has maintained or contributed to an Employee Benefit Plan or Guaranteed Pension Plan to, (i) promptly, upon request of the Agent, furnish to the Agent a copy of the most recent actuarial statement required to be submitted under (S)103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and
(ii) promptly upon receipt or dispatch, furnish to the Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under
(S)(S)302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under (S)(S)4041A, 4202, 4219, 4242, or 4245 of ERISA, and (iii) promptly furnish to the Agent, upon request by the Agent, a copy of all actuarial statements required to be submitted under all Applicable Pension Legislation.

     6.12. Use of Proceeds.  The Borrower will use the proceeds of the Loans
           ---------------
solely (a) (i) to finance acquisitions permitted by (S)7.5, (ii) to finance repurchases of the Borrower's common stock and other Restricted Payments to the extent permitted by (S)7.4, and (iii) to refinance existing Indebtedness of the Borrower to the Agent and certain of the Banks under the First Amended and Restated Credit Agreement, and (b) for working capital and general corporate purposes, and not to purchase, carry, or otherwise own stock of (or any other Investment in) any entity where (after giving effect to the same) the value of the Margin Stock owned by the Borrower or its Subsidiaries would (in the aggregate) exceed 25% (by value) of the consolidated assets of the Borrower and its Subsidiaries. The Borrower shall not use the proceeds of the Loans in any way in violation of Regulations U or X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     6.13. Certain Intercompany Payments.  The Borrower will, and will, as
           -----------------------------
applicable, cause each of Russell & Miller, Chiswick Trust and R&M Trust to, (a) promptly upon Russell & Miller's receipt thereof, cause all royalty payments received by Russell & Miller pursuant to any of the Trademark License Agreements (net of reasonable expenses incurred by Russell & Miller in connection with the maintenance, protection and enforcement of its related trademark intellectual property rights and the performance of its obligations under the Trademark License Agreements) to be paid to R&M Trust as capital contributions, (b) promptly upon R&M Trust's receipt thereof, cause R&M Trust to lend to the Borrower pursuant to an Unsecured Subordinated Promissory Note all amounts (net of reasonable, ordinary course operating expenses) received by it pursuant to clause (a) of this (S)6.13 or otherwise, and (c) promptly upon Chiswick Trust's receipt thereof, cause Chiswick Trust to lend to the Borrower pursuant to an Unsecured Subordinated Promissory Note all amounts (net of reasonable, ordinary course operating expenses) received by it from time to time from Chiswick.

     6.14. Further Assurances.  The Borrower will, and will cause each of its
           ------------------
Subsidiaries to, cooperate with the Banks and the Agent and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

     6.15.   Indebtedness to CIT.
             -------------------

     The Borrower will only incur Indebtedness to CIT in connection with the leasing of equipment from CIT.

     6.16.  Post-Closing Matters.  The Borrower will:
            ------------ -------

     (a) within ninety (90) days after the Closing Date, terminate the financing statements (file number 1910688 filed with the Minnesota Secretary of State's office and file number 97-272 filed in Robeson County, North Carolina) filed by FBS against all of the assets of PremiumWear;

     (b) within ninety (90) days after the Closing Date, terminate the financing statement (file number 1736869 filed with the New Jersey Secretary of State's office) filed by PNC against all of the assets of Rapidforms;

     (c) within ninety (90) days after the Closing Date, terminate the financing statement (file number 1736871 filed with the New Jersey Secretary of State's office) filed by the NJ Authority against all of the assets of Rapidforms;

     (d) within ninety (90) days after the Closing Date, terminate the financing statement (file number 1503756 filed with the New Jersey Secretary of State's office) filed by CNB against all of the assets of McBee; and

     (e) within ninety (90) days after the Closing Date, terminate the financing statement (file number 2245279 filed with the Minnesota Secretary of State's office) filed by U.S. Bank against the PremiumWear securities account maintained at U.S. Bancorp Investments.

     7.  CERTAIN NEGATIVE COVENANTS OF THE BORROWER.
         ------------------------------------------

     The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

     7.1.  Restrictions on Indebtedness.  The Borrower will not, and will not
           ----------------------------
permit any of its Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

          (a) Indebtedness to the Banks and the Agent arising under any of the Loan Documents;

          (b) current liabilities of the Borrower and its Subsidiaries (other than Russell & Miller, Chiswick Trust and R&M Trust) incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of (S)6.8;

          (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (f) obligations of the Borrower or any of its Subsidiaries (other than Russell & Miller, Chiswick Trust and R&M Trust) under Capitalized Leases not exceeding $5,000,000 in aggregate at any time outstanding;

          (g) Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrower or any of its Subsidiaries (other than Chiswick Trust and R&M Trust), provided that
                                                                 --------
     the aggregate principal amount of such Indebtedness of the Borrower and its Subsidiaries (other than Chiswick Trust and R&M Trust) shall not exceed the aggregate amount of $5,000,000 at any one time;

          (h) Indebtedness existing on the date of this Credit Agreement and listed and described on Schedule 7.1 hereto;
                             -------- ---

          (i) Indebtedness of (i) any and all Guarantors (other than Russell & Miller, Chiswick Trust and R&M Trust) to the Borrower or another Guarantor (other than Russell & Miller, Chiswick Trust and R&M Trust) and (ii) any other Subsidiary of the Borrower to the Borrower or another Subsidiary of the Borrower (other than Russell & Miller, Chiswick Trust and R&M Trust), in an aggregate amount not to exceed $10,000,000 at any one time;

          (j) Indebtedness of the Borrower to (i) any and all Guarantors (other than Russell & Miller, Chiswick Trust and R&M Trust) in an aggregate amount not to exceed $20,000,000 at any time and (ii) any and all other Subsidiaries of the Borrower (other than Russell & Miller, Chiswick Trust and R&M Trust) in an aggregate amount not to exceed $5,000,000 at any time; provided, however, that any and all Indebtedness under clause (i) or (ii)
     --------  -------
     of this subsection (j) shall be subordinated to the Obligations on terms and conditions satisfactory to the Agent;

          (k) Indebtedness of the Borrower or any of its Subsidiaries (other than Russell & Miller, Chiswick Trust or R&M Trust) in respect of (i) overseas lines of credit, (ii) letters of credit, (iii) the granting of surety, appeal, bid, performance or other similar bonds or (iv) guaranties or other contingent obligations in respect of Indebtedness of any Person, all of which Indebtedness described in clauses (i) - (iv) of this subparagraph (k), in the aggregate, shall not exceed $15,000,000;

          (l) Indebtedness with respect to interest rate protection agreements between the Borrower and any of the Banks;

          (m) Indebtedness for borrowed money, debt or similar monetary obligations assumed in respect of Permitted Acquisitions, to the extent permitted by paragraph 2(b) and (c) of the definition thereof, and other Indebtedness assumed in respect of Permitted Acquisitions and existing prior to the date of any Permitted Acquisition and not created in contemplation thereof;

          (n) obligations in respect of royalty payments owed by any of the Borrower or any of its Subsidiaries to Russell & Miller under and pursuant to any of the Trademark License Agreements;

          (o) Indebtedness of the Borrower to (i) R&M Trust under and pursuant to an Unsecured Subordinated Promissory Note from the Borrower to R&M Trust, which such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, which shall include the Intercompany Subordination Agreement, and (ii) Chiswick Trust under and pursuant to an Unsecured Subordinated Promissory Note from the Borrower to Chiswick Trust, which such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, which shall include the Chiswick Trust Intercompany Subordination Agreement;

          (p) Indebtedness of Russell & Miller permitted under Subsection (g) and Indebtedness of Russell & Miller, R&M Trust and Chiswick Trust not expressly permitted under subsections (a) through (o) of this (S)7.1, in an aggregate amount (owed by either or all such entities) not to exceed $5,000,000 at any time;

          (q) Indebtedness owed by the Borrower or any of its Subsidiaries (other than Russell & Miller, Chiswick Trust and R&M Trust) to any of their respective officers, directors or employees in connection with any deferred compensation plan, post-retirement medical or life insurance benefit plan, supplemental executive retirement plan or post-retirement medical benefit plan in an aggregate amount not to exceed $15,000,000;

          (r) so long as no Default or Event of Default shall have occurred and be continuing or would occur as a result of the incurrence of any thereof and with the prior written consent of the Agent,

            (i) unsecured Indebtedness of the Borrower up to an aggregate amount (the "Additional Amount") not in excess of $75,000,000, consisting of:
                ---------- ------
          (A) up to an amount equal to $75,000,000 (but not to exceed, when combined with amounts of Indebtedness incurred pursuant to clause
          (i)(B) of this (S)7.1(r), the Additional Amount) of Indebtedness which is expressly subordinated and made junior to the payment and performance in full of the Obligations; and (B) up to $75,000,000 (but not to exceed, when combined with amounts of Indebtedness incurred pursuant to clause (i)(A) of this (S)7.1(r), the Additional Amount) of Indebtedness which may rank pari passu with the Obligations, or
                                      ----------

            (ii) unsecured Indebtedness of the Borrower and the Guarantors under a three hundred and sixty-four (364) day facility provided by Fleet in an aggregate amount not to exceed $10,000,000;

     provided, however, that the sum of the Total Commitment plus the aggregate
     --------  -------                                       ----
     amount of any Indebtedness otherwise permitted by this (S)7.1(r) shall not at any time exceed $250,000,000 and the terms of any Indebtedness permitted pursuant to this (S)7.1(r) shall include such terms and conditions as the Agent may require; provided, further, that prior to the incurrence of any
                        --------  -------
     Indebtedness pursuant to (S)7.1(r)(i), the Borrower shall provide to the Agent and each of the Banks pro forma financial statements and compliance
                                 --- -----
     certificates in the form of Exhibit G indicating that for the period from
                                 ------- -
     the date of the incurrence of such Indebtedness until the Revolving Credit Loan Maturity Date, no Default or Event of Default would result from the incurrence of such Indebtedness; and

          (s) Indebtedness of the Borrower or any of its Subsidiaries consisting of obligations arising under any awards made pursuant to any stock option, stock appreciation right, restricted stock or other stock-based compensation plan of the Borrower or its Subsidiaries to employees or directors of the Borrower or its Subsidiaries;

          (t) Indebtedness of the Borrower or any of its Subsidiaries (other than Russell & Miller, Chiswick Trust or R&M Trust) not expressly permitted under subsections (a)-(s) of this (S)7.1, in an aggregate amount not to exceed $5,000,000 at any time.

     7.2.  Restrictions on Liens.  The Borrower will not, and will not permit
           ---------------------
any of its Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower and any
                                       --------
Subsidiary of the Borrower may create or incur or suffer to be created or incurred or to exist:

          (a) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

          (b) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

          (c) liens on properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by (S)7.1(d);

          (d) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties, in existence less than one hundred twenty
     (120) days from the date of creation thereof in respect of obligations not overdue;

          (e) encumbrances consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or a Subsidiary of the Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrower interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrower and its Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Borrower individually or of the Borrower and its Subsidiaries on a consolidated basis;

          (f)  presently outstanding liens listed on Schedule 7.2 hereto;
                                                     -------- ---

          (g) purchase money security interests in or purchase money mortgages on real or personal property acquired after the date hereof to secure purchase money Indebtedness of the type and amount permitted by (S)7.1(g), incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired;

          (h)  rights of lessors under Capitalized Leases permitted by
     (S)7.1(f);

          (i) liens on assets acquired pursuant to Permitted Acquisitions and securing Indebtedness otherwise permitted by (S)7.1(m) and the definition of Permitted Acquisitions; and

          (j) liens on any capital stock of the Borrower or other Margin Stock for so long as such stock constitutes Margin Stock.

     7.3. Restrictions on Investments.  The Borrower will not, and will not
          ---------------------------
permit any of its Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower;

          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000, and demand deposits or certificates of deposit of foreign banks having total assets in excess of the equivalent of $25,000,000,000;

          (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

          (d)  Investments existing on the date hereof and listed on Schedule
                                                                     --------
     7.3 hereto;
     ---

          (e) Investments with respect to Indebtedness permitted by (S)7.1(i) and (S)7.1(j) so long as such entities remain Subsidiaries of the Borrower;

          (f) Investments consisting of the Guaranty and any guaranty in favor of Fleet from any Subsidiary or Subsidiaries of the Borrower guarantying Indebtedness permitted by (S)7.1(r)(ii);

          (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by (S)7.5.2;

          (h) Investments consisting of loans and advances to employees for moving, entertainment, travel, hardship and other similar expenses in the ordinary course of business not to exceed $1,000,000 in the aggregate at any time outstanding; and

          (i) tax exempt municipal bonds or bond funds rated AA or higher by Standard and Poor's Ratings Group or Moody's Investors Services, Inc.;

          (j) Investments by the Borrower and the Guarantors in (i) Guarantors (other than R&M Trust or Chiswick Trust), and (ii) other Subsidiaries of the Borrower (other than R&M Trust and Chiswick Trust) in an aggregate amount not to exceed $10,000,000;

          (k) Investments in respect of Permitted Acquisitions to the extent permitted by the definition thereof;

          (l) Investments by a foreign Subsidiary in marketable direct or guaranteed obligations of the national government of its country of incorporation that mature within one (1) year following the date of purchase by such Subsidiary;

          (m) Investments by (i) the Borrower in its capital stock held as treasury stock (existing as of the Closing Date or to the extent repurchased in accordance with the requirements of (S)7.4) or (ii) the Borrower or any Subsidiary of the Borrower in connection with or in any employee benefit plan of the Borrower or such Subsidiary;

          (n) without limiting the Investments permitted by (S)7.3(j), (i) Investments in R&M Trust by Rapidforms, McBee and Russell & Miller pursuant to the R&M Contribution Agreement and (ii) Investments in Chiswick Trust by Chiswick pursuant to the Chiswick Contribution Agreement;

          (o)  Investments with respect to Indebtedness permitted by (S)7.1(o);

          (p) Investments with respect to the acquisition of common stock and/or other equity interests of Advantage permitted by (S)7.5.1(d);

          (q) Investments by the Borrower in Permitted Joint Ventures; provided, however, that except to the extent actually received by the
     --------  -------
     Borrower in cash by way of distributions or otherwise, any income generated by such Investment in any Permitted Joint Ventures shall not be included in calculations of EBITDA, Consolidated Net Income or any similar income or earnings based concepts hereunder;

          (r) Investments by a Subsidiary that is not a Guarantor in (i) the Borrower or any Guarantor and (ii) other Subsidiaries that are not Guarantors in an aggregate amount not to exceed $15,000,000.

          (s)  Investments not otherwise expressly permitted under subsections
     (a) - (r) of this (S)7.3, in an aggregate amount not to exceed $5,000,000 at any one time.

     7.4.  Restricted Payments.  The Borrower will not make any Restricted
           -------------------
Payments other than (a) payments to Affiliates who are employees, officers and directors in connection with services as employees, officers and directors pursuant to arrangements which have been approved by the Board of Directors of the Borrower (or a committee thereof), or are otherwise made in the ordinary course of business of the Borrower and (b) so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, and subject in particular to the Borrower's continuing compliance with its covenants set forth in (S)(S)8.1-8.3 hereof, the Borrower (i) may pay dividends on its common stock in an aggregate amount not to exceed $20,000,000 in any fiscal year of the Borrower and (ii) may make repurchases of its own issued and outstanding common stock pursuant to any stock repurchase plan approved by its Board of Directors in an aggregate amount not to exceed $25,000,000 from the Closing Date to the Revolving Credit Loan Maturity Date provided that immediately after each such repurchase the aggregate amount of the Banks' Unfunded Commitments equals or exceeds $10,000,000.

     7.5.  Merger, Consolidation and Disposition of Assets.
           -----------------------------------------------

          7.5.1.  Mergers and Acquisitions.  The Borrower will not, and will not
                  ------------------------
     permit any of its Subsidiaries to, become a party to any merger or consolidation, or agree to or effect any asset acquisition or acquisition of stock or other equity interests (other than the acquisition of assets in the ordinary course of business consistent with past practices) except (a) the merger or consolidation of one or more of the Subsidiaries of the Borrower with and into the Borrower, (b) the merger or consolidation of two or more Subsidiaries of the Borrower, (c) Permitted Acquisitions, (d) so long as no Default or Event of Default has occurred and is continuing or would occur as a result thereof, the acquisition by the Borrower of common stock and/or other equity interests of Advantage after the Closing Date, whether by the exercise of the Advantage warrants held by the Borrower as of the Closing Date or otherwise, provided that the aggregate purchase price for such common stock and/or other equity interests of Advantage does not exceed $18,000,000 or (e) Permitted Joint Ventures.

          7.5.2.  Disposition of Assets.  The Borrower will not, and will not
                  ---------------------
     permit any of its Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than (a) the sale of inventory, (b) the license or lease of intellectual property in the ordinary course of business, and (c) the disposition of assets, in each case set forth in clauses (a), (b) and (c) hereof in the ordinary course of business and consistent with past practices, (d) dispositions of capital stock of the Borrower and other Margin Stock for so long as such stock constitutes Margin Stock, (e) the use of cash or other property to make Permitted Investments, (f) other dispositions of assets in an aggregate amount not to exceed the lesser of (i) $5,000,000 and (ii) five percent (5%) of Consolidated Total Assets (determined as of the date or dates of such dispositions), and (g) the disposition for fair market value of the common stock and/or other equity interests of Advantage held by the Borrower.

Notwithstanding the restrictions contained above in (S)7.5.1 and (S)7.5.2, the Borrower or any Guarantor (other than Russell & Miller, R&M Trust and Chiswick Trust) may transfer assets owned by it to the Borrower or any other Guarantor (other than Russell & Miller, R&M Trust and Chiswick Trust).

     7.6.  Sale and Leaseback.  The Borrower will not, and will not permit any
           ------------------
of its Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrower or any Subsidiary of the Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any Subsidiary of the Borrower intends to use for substantially the same purpose as the property being sold or transferred.

     7.7. Compliance with Environmental Laws. Except as set forth in Schedule
          ----------------------------------                         --------
5.18 hereto, the Borrower will not, and will not permit any of its Subsidiaries
----
to, (i) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (ii) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (iii) generate any Hazardous Substances on any of the Real Estate, (iv) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a release (i.e. releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) or threatened release of Hazardous Substances on, upon or into the Real Estate or (v) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

     7.8.  Employee Benefit Plans.  Neither the Borrower nor any ERISA Affiliate
           ----------------------
will:

          (a)  engage in any "prohibited transaction" within the meaning of
     (S)406 of ERISA or (S)4975 of the Code which could result in a material liability for the Borrower or any of its Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in (S)302 of ERISA, whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrower or any of its Subsidiaries pursuant to (S)302(f) or (S)4068 of ERISA; or

          (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to (S)307 of ERISA or (S)401(a)(29) of the Code; or

          (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of (S)4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities; or

          (f) permit or take any action which would contravene any Applicable Pension Legislation.

     7.9  Fiscal Year. Neither the Borrower nor any of its Subsidiaries will
          -----------
change the date of the end of its fiscal year or any fiscal quarter from that set forth in (S)5.21 hereof.

     7.10 Prohibition on Negative Pledges. Neither the Borrower nor any of its
          -------------------------------
Subsidiaries will enter into, or be or become bound by or subject to, any agreement prohibiting the creation or assumption of any lien or security interest upon its properties, whether now owned or hereafter acquired.

     7.11 Creation and Maintenance of Subsidiaries. Neither the Borrower nor any
          ----------------------------------------
of its Subsidiaries shall create any Subsidiary (other than any Subsidiaries existing on the Closing Date and disclosed in (S)5.19 hereto) unless (a) one hundred percent (100%) of the capital stock or other equity interests (subject to the exclusion of any legally required directors' qualifying shares) of such Subsidiary are owned directly or indirectly by the Borrower; provided, however,
                                                             --------  -------
that such Subsidiary may not, without the prior written consent of the Agent and the Majority Banks, conduct business or operations materially different from those conducted by the Borrower or any other Subsidiary on the Closing Date or, as the case may be, any date on which any such other Subsidiary is acquired in compliance with the terms of (S)7.5.1 or created (with the consent of the Agent and the Majority Banks if the business or operations are to be materially different) in compliance with the terms of this (S)7.11, (b) prior to the formation of such Subsidiary, the Borrower shall notify the Agent and the Banks thereof, and (c) contemporaneously with the formation of such Subsidiary, the Borrower shall (i) cause such Subsidiary, if such Subsidiary shall engage in business of any kind or nature (other than qualifying to do business in a foreign jurisdiction), shall have a net worth or assets of more than a de minimis value or shall issue any capital stock to any person other
       -- -------
than the Borrower or a Subsidiary of the Borrower, to guaranty all of the Obligations hereunder pursuant to the Guaranty, and (ii) cause such Subsidiary to deliver to the Banks and the Agent satisfactory evidence of proper corporate or other authorization and legal opinions with respect to such Guaranty. Upon the delivery to the Agent of the items required by subsections (c)(i) and (ii) of the immediately preceding sentence, Schedule 5.19 shall be, and shall be
                                       -------------
deemed to be, automatically amended to include such new Subsidiary. In the event that any domestic Subsidiary existing on or after the Closing Date and disclosed on Schedule 5.19 shall hereafter become engaged in business of any kind or
   -------------
nature (except that such Subsidiary is qualified to do business in a foreign jurisdiction), shall have a net worth or assets of more than a de minimis value
                                                               ----------
or shall have issued any capital stock to any person other than the Borrower or a Subsidiary of the Borrower, then the Borrower shall immediately notify the Agent and the Banks thereof and shall immediately cause such Subsidiary to comply with the requirement of such subsection (c) hereof.

     7.12 Conduct of Business; Agreements Regarding Certain Subsidiaries.
          --------------------------------------------------------------

          7.12.1 General. Neither the Borrower nor any of its Subsidiaries
                 -------
     will, without the prior written consent of the Agent and the Majority Banks, conduct any business or operations materially different from those conducted by it on the Closing Date or, as the case may be, any date on which any such Subsidiary is acquired in compliance with the terms of
     (S)7.5.1 or created (with the consent of the Agent and the Majority Banks if its business or operations are materially different) in compliance with the terms of (S)7.11.

          7.12.2 R&M Trust and Chiswick Trust. Neither R&M Trust nor Chiswick
                 ----------------------------
     Trust shall conduct any business or activities other than the lending to the Borrower pursuant to an Unsecured Subordinated Promissory Note of all amounts (net of reasonable, ordinary course operating expenses) received by it, whether by way of capital contributions pursuant to the R&M Contribution Agreement, the Chiswick Contribution Agreement or otherwise, and shall have no assets other than cash (which shall be loaned to the Borrower in accordance with (S)6.13) and Indebtedness owed by the Borrower to it as permitted by (S)7.1(o). Without limiting the foregoing and notwithstanding any of the carve-outs contained in (S)7.2 (other than (S)7.2(a)), (S)7.3 (other than (S)7.3(b) (with respect to Investments by R&M Trust or Chiswick Trust, as the case may be, in a deposit account maintained with Fleet until amounts held therein are loaned to the Borrower pursuant to (S)6.13), (S)7.3(f) and (S)7.3(n)) or (S)7.11, the Borrower shall not permit R&M Trust or Chiswick Trust, as the case may be, to encumber their respective assets in any manner described in (S)7.2, to make or permit to exist or remain outstanding any Investments, or to create or acquire any Subsidiaries. The Borrower shall also not permit, without the prior written approval of the

     Agent and the Majority Banks, any amendment to or modification of the Chiswick Contribution Agreement, the Chiswick Trust Intercompany Subordination Agreement, the R&M Contribution Agreement or the Intercompany Subordination Agreement.

     7.13. Transactions with Affiliates. Except as otherwise expressly
           ----------------------------
permitted hereby, the Borrower will not, and will not permit any of its Subsidiaries to, engage in any transaction with any Affiliate (other than as permitted by Section 7.4(a) hereof), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis in the ordinary course of business.

     7.14. Subordinated and Pari Passu Indebtedness. The Borrower will not,
           ----------------------------------------
and will not permit any of its Subsidiaries to, amend, supplement or otherwise modify the terms of any of the subordinated or pari passu Indebtedness permitted
                                               ---- -----
by (S)7.1(r)(i) (other than any extension of the date of payment therefor or any reductions in the rate at which interest or other fees are payable to the holders thereof in connection therewith) or prepay, redeem or repurchase any of the subordinated or pari passu Indebtedness permitted by (S)7.1(r)(i).
                    ---- -----

                    8. FINANCIAL COVENANTS OF THE BORROWER.
                       -----------------------------------

     The Borrower covenants and agrees that, so long as any Loan or Note is outstanding or any Bank has any obligation to make any Loans:

     8.1  Funded Debt to EBITDA. The Borrower will not as of the end of any
          ---------------------
four (4) consecutive fiscal quarters of the Borrower ending on any quarter end, permit the ratio of (a) Consolidated Funded Debt as at such quarter end to (b) EBITDA for such four (4) consecutive fiscal quarters then ended to be greater than 2.5:1.0.

     8.2  Minimum Fixed Charge Coverage Ratio. The Borrower will not, as at
          -----------------------------------
the end of any four (4) consecutive fiscal quarters of the Borrower ending on any quarter end, permit the ratio of (a) EBITDA for such period minus Capital
                                                                -----
Expenditures for such period to (b) Consolidated Total Interest Expense for such period plus any scheduled amortization payments on Indebtedness for borrowed
       ----
money or in respect of any Capitalized Leases permitted by (S)7.1, to be less than (a) 3.75:1.00 for any such period ending on or after June 30, 2001 through the end of the third fiscal quarter of 2002 and (b) 4.00:1.00 for any such period ending thereafter.

     8.3. Consolidated Net Worth. The Borrower will not permit Consolidated
          ----------------------
Net Worth at any time to be less than the sum of (a) $100,000,000, plus (b) on a
                                                                   ----
cumulative basis, fifty percent (50%) of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ended June 30, 2001, plus
                                                                           ----
(c) one hundred percent (100%) of the proceeds of any sale by the Borrower or any Subsidiary of (i) equity securities issued by the Borrower or such Subsidiary, or (ii) warrants or subscription rights for equity securities issued by the Borrower or such Subsidiary.

                            9. CLOSING CONDITIONS.
                               ------------------

     The obligations of the Banks to make the initial Loans shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date.

     9.1  Loan Documents. Each of the Loan Documents shall have been duly
          --------------
executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks. Each Bank shall have received a fully executed copy of each such document.

     9.2  Certified Copies of Charter Documents. Each of the Banks shall have
          -------------------------------------
received from the Borrower and each of its Guarantors a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date.

     9.3  Corporate Action. All corporate action necessary for the valid
          ----------------
execution, delivery and performance by the Borrower and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     9.4  Incumbency Certificate. Each of the Banks shall have received from
          ----------------------
the Borrower and each of the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of the Borrower or such Guarantor, as applicable, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of the Borrower or such Guarantor, as applicable, each of the Loan Documents; (ii) on behalf of the Borrower to make Loan Requests, Conversion Requests, Competitive Bid Quote Requests and Notices of Competitive Bid Borrowing; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

     9.5  UCC Search Results. The Agent shall have received from the Borrower
          ------------------
the results of UCC searches in jurisdictions certified by the Borrower as constituting the location of all offices and locations, including the chief executive offices, of the Borrower and the Guarantors and in such other jurisdictions as the Agent may request, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Agent.

     9.6  Certificates of Insurance. The Agent shall have received a
          -------------------------
certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions hereof.

     9.7  Solvency Certificate. Each of the Banks shall have received an
          --------------------
officer's certificate of the Borrower dated as of the Closing Date as to the solvency of the Borrower and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Banks.

     9.8  Opinion of Counsel. (a) Each of the Banks and the Agent shall have
          ------------------
received a favorable opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from Hill & Barlow, counsel to the Borrower and its Subsidiaries.

     (b) Each of the Banks and the Agent shall have received a favorable opinion addressed to the Banks and the Agent, dated as of the Closing Date, in form and substance satisfactory to the Banks and the Agent, from each of Drinker Biddle & Shanley LLP, counsel to Rapidforms, and Lindquist & Vennum P.L.L.P., counsel to McBee.

     9.9  Payment of Fees. As required by (S)4.1, the Borrower shall have paid
          ---------------
to the Agent and the Arranger the fees described in the Agent's Fee Letter, together with all reasonable out-of-pocket expenses of the Agent, including but not limited to reasonable attorneys' fees and disbursements.

     9.10 No Material Adverse Change. The Agent and the Banks shall be
          --------------------------
satisfied that there shall have occurred no material adverse change since the Interim Balance Sheet Date in the business, operations, assets, properties or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole.

                       10. CONDITIONS TO ALL BORROWINGS.
                           ----------------------------

     The obligations of the Banks to make any Loan, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     10.1 Representations True; No Event of Default. Each of the
          -----------------------------------------
representations and warranties of any of the Borrower and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     10.2 No Legal Impediment. No change shall have occurred in any law or
          -------------------
regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan.

     10.3 Governmental Regulation. Each Bank shall have received such
          -----------------------
statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     10.4 Proceedings and Documents. All proceedings in connection with the
          -------------------------
transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Banks and to the Agent and the Agent's Special Counsel, and the Banks, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

                   11. EVENTS OF DEFAULT; ACCELERATION; ETC.
                       ------------------------------------

     11.1 Events of Default and Acceleration. If any of the following events
          ----------------------------------
("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower shall fail to pay any interest on the Loans, the facility fee or utilization fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (c) the Borrower shall fail to comply with any of its covenants contained in (S)(S)6, 7 or 8;

          (d) the Borrower or any of its Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this (S)11) for fifteen (15) days after written notice of such failure has been given to the Borrower by the Agent;

          (e) any representation or warranty of the Borrower or any of its Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

          (f) the Borrower or any of its Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound (excluding, however, any such term, covenant or agreement relating to the pledge or disposition of capital stock of the Borrower or other Margin Stock for so long as such stock constitutes Margin Stock), evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

          (g) the Borrower or any of its Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower or any of its Subsidiaries or of any substantial part of the assets of the Borrower or any of its Subsidiaries or shall commence any case or other proceeding relating to the Borrower or any of its Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against the Borrower or any of its Subsidiaries and the Borrower or any of its Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

          (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating the Borrower or any of its Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of the Borrower or any Subsidiary of the Borrower in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty days, whether or not consecutive, any final judgment against the Borrower or any of its Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrower or any of its Subsidiaries exceeds in the aggregate $1,000,000;

          (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded, in each case otherwise than with the express prior written agreement, consent or approval of the Banks, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the loan documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (k) the Borrower or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Title IV of ERISA in an aggregate amount exceeding $2,000,000; the Borrower or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring aggregate annual payments exceeding $2,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of (S)302(f)(1) of ERISA), provided the Agent determines in its reasonable discretion that such event (A) could be expected to result in liability of the Borrower to the PBGC or the Plan in an aggregate amount exceeding $2,000,000 and (B) could constitute grounds for the termination of such Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Plan or for the imposition of a lien in favor of the Guaranteed Pension Plan; (ii) the appointment by a United States District Court of a trustee to administer such Plan; or (iii) the institution by the PBGC of proceedings to terminate such Plan;

          (l) the Borrower or any of its Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty
     (30) days;

          (m) there shall occur any material damage to, or loss, theft or destruction of, any assets of the Borrower or its Subsidiaries, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of the Borrower or any of its Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries on a consolidated basis;

          (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by the Borrower or any of its Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of the Borrower and its Subsidiaries on a consolidated basis;

          (o) the Borrower or any of its Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought or threatened against the Borrower or any of its Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of the Borrower and its Subsidiaries having an aggregate fair market value in excess of $5,000,000; or

          (p) (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of twenty percent (20%) or more of the outstanding shares of common stock of the Borrower; or
     (ii) during any period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

          (q) the holders of any Indebtedness permitted pursuant to Section 7.1(r) shall accelerate the maturity of all or any part of such Indebtedness, the terms of such Indebtedness shall be amended, supplemented or otherwise modified (except as permitted by Section 7.14 hereto) without the prior written consent of the Agent and the Majority Banks, such Indebtedness (other than Indebtedness permitted pursuant to Section 7.1(r)(ii)) shall be prepaid, redeemed or repurchased in whole or in part or an offer to prepay, redeem or repurchase such Indebtedness (other than Indebtedness permitted pursuant to Section 7.1(r)(ii)) in whole or in part shall have been made;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower declare all amounts owing with respect to this Credit Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in
          --------
(S)11.1(g), 11.1(h) or 11.1(q), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Agent or any Bank.

     11.2 Termination of Commitments. If any one or more of the Events of
          --------------------------
Default specified in (S)11.1(g) or (S)11.1(h) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Banks shall be relieved of all obligations to make Loans to the Borrower. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date the conditions precedent to the making of the Loans to be made on such Drawdown Date are not satisfied, the Agent may and, upon the request of the Majority Banks, shall, by notice to the Borrower, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Banks shall be relieved of all further obligations to make Loans. If any such notice is given to the Borrower the Agent will forthwith furnish a copy thereof to each of the Banks. No termination of the credit hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to any of the Banks arising under other agreements or instruments.

     11.3 Remedies. In case any one or more of the Events of Default shall have
          --------
occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to (S)11.1, each Bank, if owed any amount with respect to the Loans, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Bank are evidenced, including as permitted by applicable law the obtaining of the ex
                                                                         --
parte appointment of a receiver, and, if such amount shall have become due, by
-----
declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank. No remedy herein conferred upon any Bank or the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

                                  12. SETOFF.
                                      ------

     The Borrower hereby grants to the Agent and each of the Banks a continuing lien, security interest and right of setoff as security for all liabilities and obligations to the Agent and each Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Agent or such Bank or any Bank Affiliate and their successors and assigns or in transit to any of them. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. ANY AND ALL RIGHTS TO REQUIRE ANY BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Banks agree with each other Bank that (a) if an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than Indebtedness evidenced by the Notes held by such Bank, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Bank, and (b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or
                               ---------
otherwise as shall result in each Bank receiving in respect of the Notes held by it, its proportionate payment as contemplated by this Credit Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                13. THE AGENT.
                                    ---------

     13.1 Authorization.
          -------------

          (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that
                                                                   --------
     no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent.

          (b) The relationship between the Agent and each of the Banks is that of an independent contractor. The use of the term "Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Agent and each of the Banks. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Agent and any of the Banks.

          (c) As an independent contractor empowered by the Banks to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Agent is nevertheless a "representative" of the Banks, as that term is defined in
     Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Banks and the Agent with respect to all collateral security and guaranties contemplated by the Loan Documents.

     13.2.  Employees and Agents.  The Agent may exercise its power and
            --------------------
execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     13.3.  No Liability.  Neither the Agent nor any of its shareholders,
            ------------
directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     13.4.  No Representations.
            ------------------

          13.4.1  General.
                  -------

     The Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, any of the other Loan Documents or any instrument at anytime constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrower or any of its Subsidiaries. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial conditions of the Borrower or any of its Subsidiaries. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

     13.4.2.  Closing Documentation, etc.  For purposes of determining
              --------------------------
compliance with the conditions set forth in (S)9, each Bank that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Agent active upon the Borrower's account shall have received notice from such Bank not less than two (2) days prior to the Closing Date specifying such Bank's objection thereto and such objection shall not have been withdrawn by notice to the Agent to such effect on or prior to the Closing Date.

     13.5.  Payments.
            --------

          13.5.1.  Payments to Agent.  A payment by the Borrower to the Agent
                   -----------------
     hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees promptly to distribute to each Bank such Bank's pro rata share of payments received by
                                         --- ----
     the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents.

          13.5.2.  Distribution by Agent.  If in the opinion of the Agent the
                   ---------------------
     distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          13.5.3.  Delinquent Banks.  Notwithstanding anything to the contrary
                   ----------------
     contained in this Credit Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of
                                                            --- ----
     any Loan or (ii) to comply with the provisions of (S)12 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the
                   --- ----
     Banks, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the

     Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding
                                    --- ----
     Syndicated Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Syndicated Loans. A
                --- ----
     Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Syndicated Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Syndicated Loans have
                --- ----
     returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     13.6.  Holders of Notes.  The Agent may deem and treat the payee of any
            ----------------
Note as the absolute owner thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder.

     13.7.  Indemnity.  The Banks ratably agree hereby to indemnify and hold
            ---------
harmless the Agent and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent or any of its Affiliates has not been reimbursed by the Borrower as required by (S)14), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's or any of its Affiliate's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's or such Affiliate's willful misconduct or gross negligence.

     13.8.  Agent as Bank.  In its individual capacity, Fleet shall have the
            -------------
same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes, as it would have were it not also the Agent.

     13.9.  Resignation.  The Agent may resign at any time by giving sixty (60)
            -----------
days prior written notice thereof to the Banks and the Borrower. Upon any such resignation, the Majority Banks shall have the right to appoint a successor Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     13.10.  Notification of Defaults and Events of Default.  Each Bank hereby
             ----------------------------------------------
agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this (S)13.10 it shall promptly notify the other Banks of the existence of such Default or Event of Default.

     13.11.  Limitation on Duties. Notwithstanding anything to the contrary
             --------------------
contained in this Credit Agreement or any other Loan Document, the Arranger shall not have any obligations hereunder or under any other Loan Document, or any fiduciary relationship with any Bank.

                                14.  EXPENSES.
                                     --------

     The Borrower agrees to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Agent, any of its Affiliates or any of the Banks (other than taxes based upon the Agent's, such Affiliate's or any Bank's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrower hereby agreeing to indemnify the Agent and each Bank with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Agent's Special Counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (iv) the reasonable fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including in connection with the conduct of any commercial finance examinations, (v) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and reasonable consulting, accounting, appraisal, and similar professional fees and charges) incurred by any Bank or the Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries and (vi) all reasonable fees, expenses and disbursements of any Bank or the Agent incurred in connection with UCC searches. The covenants of this (S)14 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

                             15.  INDEMNIFICATION.
                                  ---------------

     The Borrower agrees to indemnify and hold harmless the Agent and the Banks and their respective shareholders, directors, officers, agents, Subsidiaries and Affiliates (the "Indemnified Parties") from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and costs and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation,
(i) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (ii) the Borrower or any of its Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents or (iii) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Indemnified Parties shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this (S)15 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this (S)15 shall survive payment of satisfaction in full of all other obligations.

                       16.  SURVIVAL OF COVENANTS, ETC.
                            --------------------------

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary hereunder.

                      17.  ASSIGNMENT AND PARTICIPATION.
                           ----------------------------

     17.1.  Conditions to Assignment by Banks.  Except as provided herein, each
            ---------------------------------
Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it) and the Notes held by it; provided that (i)
                                                             --------
each of the Agent and, unless a Default or Event of Default shall have occurred and be continuing, the Borrower shall have given its prior written consent to such assignment, which consent, in the case of the Borrower and the Agent, will not be unreasonably withheld, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Credit Agreement, (iii) each assignment shall be in an amount that is a whole multiple of $5,000,000, and (iv) each Bank which is a Bank on the date hereof shall retain, free of any such assignment, an amount of its Commitment of not less than $5,000,000, and (v) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of Exhibit H
                                                                     ------- -
hereto (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in (S)17.3, be released from its obligations under this Credit Agreement.

     17.2.  Certain Representations and Warranties; Limitations; Covenants.  By
            --------------------------------------------------------------
executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

          (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage;

          (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

          (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in (S)5.4 and (S)6.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

          (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

          (e) such assignee represents and warrants that it is an Eligible Assignee;

          (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

          (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Bank; and

          (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance.

     17.3.  Register.  The Agent shall maintain a copy of each Assignment and
            --------
Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentage of, and principal amount of the Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $3,500.

     17.4.  New Notes.  Upon its receipt of an Assignment and Acceptance
            ---------
executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Within five (5) days of issuance of any new Notes pursuant to this (S)17.4, the Borrower shall deliver an opinion of counsel, addressed to the Banks and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance reasonably satisfactory to the Banks. The surrendered Notes shall be cancelled and returned to the Borrower.

     17.5.  Participations. Each Bank may sell participations to one or more
            --------------
banks or other entities in all or a portion of such Bank's rights and obligations under this Credit Agreement and the other Loan Documents; provided
                                                                      --------
that (i) each such participation shall be in an amount of not less than $5,000,000, (ii) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any facility fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

     17.6.  Disclosure.  The Borrower agrees that in addition to disclosures
            ----------
made in accordance with standard and customary banking practices any Bank may disclose information obtained by such Bank pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; provided that such assignees or participants or potential assignees or
--------
participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

     17.7.  Assignee or Participant Affiliated with the Borrower.  If any
            ----------------------------------------------------
assignee Bank is an Affiliate of the Borrower, then any such assignee Bank shall have no right to vote as a Bank hereunder or under any of the other Loan

Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)11.1 or (S)11.2, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Bank's interest in any of the Loans. If any Bank sells a participating interest in any of the Loans to a participant, and such participant is the Borrower or an Affiliate of the Borrower, then such transferor Bank shall promptly notify the Agent of the sale of such participation. A transferor Bank shall have no right to vote as a Bank hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to (S)11.1 or (S)11.2 to the extent that such participation is beneficially owned by the Borrower or any Affiliate of the Borrower, and the determination of the Majority Banks shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Bank in the Loans to the extent of such participation.

     17.8.  Miscellaneous Assignment Provisions.  Any assigning Bank shall
            -----------------------------------
retain its rights to be indemnified pursuant to (S)15 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Bank is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to the Borrower and the Agent certification as to its exemption from deduction or withholding of any United States federal income taxes in accordance with
(S)4.3.3. If Fleet transfers all of its interest, rights and obligations under this Credit Agreement, the Agent shall, in consultation with the Borrower and with the consent of the Borrower and the Majority Banks, appoint another Bank to act as a reference bank hereunder for purposes of the definition of Eurodollar Rate. Anything contained in this (S)17 to the contrary notwithstanding, any Bank may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under (S)4 of the Federal Reserve Act, 12 U.S.C. (S)341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     17.9.  Assignment by Borrower.  The Borrower shall not assign or transfer
            ----------------------
any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

                              18.  NOTICES, ETC.
                                   ------------

     Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, telefax or telex and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrower, at 500 Main Street, Groton, Massachusetts 01471, Attention: Daniel M. Junius, or at such other address for notice as the Borrower shall last have furnished in writing to the Person giving the notice;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Harvey H. Thayer, Jr., Managing Director, or such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c)  if to any Bank, at such Bank's address set forth on Schedule 1
                                                                   -------- -
     hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

                              19.  GOVERNING LAW.
                                   -------------

     THIS CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN (S)18. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                20.  HEADINGS.
                                     --------

     The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                              21.  COUNTERPARTS.
                                   ------------

     This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

                          22.  ENTIRE AGREEMENT, ETC.
                               ---------------------

     The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in
(S)24.

                          23.  WAIVER OF JURY TRIAL.
                               --------------------

     THE BORROWER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE AGENT OR ANY BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, the Borrower hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (a) certifies that no representative, agent or attorney of any Bank or the Agent has represented, expressly or otherwise, that such Bank or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Agent and the Banks have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                   24.  CONSENTS, AMENDMENTS, WAIVERS, ETC.
                         ----------------------------------

     Except as otherwise expressly provided in this Credit Agreement, any consent or approval required or permitted by this Credit Agreement to be given by the Banks may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower or any of its Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the written consent of the Majority Banks. Notwithstanding the foregoing, no amendment, modification or waiver shall:

          (a) without the written consent of the Borrower and each Bank directly affected thereby:

               (i) reduce or forgive the principal amount of any Loans, or reduce the rate of interest on the Notes or the amount of the facility fee or utilization fee (other than interest accruing pursuant to (S)4.11.2 following the effective date of any waiver by the Majority Banks of the Default or Event of Default relating thereto);

               (ii) increase the amount of such Bank's Commitment or extend the expiration date of such Bank's Commitment;

               (iii) postpone or extend the Revolving Credit Loan Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Loans or any fees or other amounts payable to such Bank (it being understood that (A) a waiver of the application of the default rate of interest pursuant to (S)4.11.2, and (B) any vote to rescind any acceleration made pursuant to (S)11.1 of amounts owing with respect to the Loans and other Obligations and (C) any modifications of the provisions relating to amounts, timing or application of prepayments of Loans and other Obligations, shall require only the approval of the Majority Banks); and

               (iv) other than pursuant to a transaction permitted by the terms of this Credit Agreement, release all or substantially all of the Guarantors from their guaranty obligations under the Guaranty;

          (b) without the written consent of the Borrower and all of the Banks, amend or waive this (S)24 or the definition of Majority Banks;

          (c) without the written consent of the Agent, amend or waive (S)13, the amount or time of payment of the Agent's fee payable for the Agent's account or any other provision applicable to the Agent.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.


                              25.  SEVERABILITY.
                                   ------------

     The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

              26. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.
                  ---------------------------------------------

     26.1.  Confidentiality.  Each of the Agent and the Banks agrees to keep any
            ---------------
information delivered or made available to it by or on behalf of the Borrower or any its Subsidiaries confidential from anyone other than its employees, officers, attorneys and other advisors or any Section 20 Subsidiary, provided
                                                                     --------
that nothing herein shall prevent the Agent or such Bank from disclosing such information upon the order or request of any court or administrative agency or authority, upon the request or demand of any regulatory agency or authority, to the extent that such information has been publicly disclosed other than as a result of a disclosure by the Agent or such Bank, otherwise as required by law or to any actual or potential assignee or participant hereof pursuant to
(S)17.6. The Borrower agrees that it will, and will cause each of its Subsidiaries to, keep any information delivered or made available to it by or on behalf of the Agent or any of the Banks confidential from anyone other than its employees, officers, attorneys and other advisors, provided that nothing herein
                                                   --------
shall prevent the Borrower from disclosing such information upon the order or request of any court or administrative agency or authority, upon the request or demand of any regulatory agency or authority, to the extent that such information has been publicly disclosed other than as a result of disclosure by the Borrower or any of its Subsidiaries, or otherwise as required by law.

     26.2.  Prior Notification.  Unless specifically prohibited by applicable
            ------------------
law or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

     26.3.  Other.  In no event shall any Bank or the Agent be obligated or
            -----
required to return any materials furnished to it or any Section 20 Subsidiary by the Borrower. The obligations of each Bank under this (S)26 shall supersede and replace the obligations of such Bank under any confidentiality letter in respect of the financing contemplated by this Credit Agreement or the Original Credit Agreement and signed and delivered by such Bank to the Borrower prior to the date hereof, and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans from any Bank.

                        27.  TRANSITIONAL ARRANGEMENTS.
                             -------------------------

     27.1.  First Amended and Restated Credit Agreement Superseded. This
            ------------------------------------------------------
Agreement shall supersede the First Amended and Restated Credit Agreement in its entirety, except as provided in this (S)27. On the Closing Date, the rights and obligations of the parties under the First Amended and Restated Credit Agreement and the "Notes" (as defined in the First Amended and Restated Credit Agreement) issued in favor of the Banks under the First Amended and Restated Credit Agreement (as defined therein) shall (other than any rights available to the Agent and the Banks under (S)16 and (S)17 of the First Amended and Restated Credit Agreement), be subsumed within and be governed by this Credit Agreement and the other Loan Documents; provided, however, that each of the "Loan" (as
                              --------  -------
defined in the First Amended and Restated Credit Agreement) outstanding under the First Amended and Restated Credit Agreement on the Closing Date shall, for purposes of this Credit Agreement, be Loans (with (i) each Bank being deemed to make such purchases (in the case of (A) any Bank which was not party to the First Amended and Restated Credit Agreement and (B) any Bank which was a party to the First Amended and Restated Credit Agreement and whose Commitment Percentage under this Agreement exceeds its "Commitment Percentage" (as defined in the First Amended and Restated Credit Agreement) under the First Amended and Restated Credit Agreement)), dispositions (in the case of any Bank which was a party to the First Amended and Restated Credit Agreement whose Commitment Percentage under this Agreement is less than its "Commitment Percentage" (as defined under the First Amended and Restated Credit Agreement) under the First Amended and Restated Credit Agreement)) and arrangements with the other Banks with respect to any Eurodollar Rate Loans in existence on the Closing Date as shall result in each Bank being deemed to hold its pro rata share (in accordance
                                                   --------
with its Commitment Percentage) of each such Eurodollar Rate Loan until the end of the Interest Period applicable thereto, and (ii) each Bank party to the First Amended and Restated Credit Agreement hereby waiving any breakage costs to which it might have otherwise have been entitled under (S)4.10 of First Amended and Restated Credit Agreement with respect to Eurodollar Rate Loans existing on the Closing Date; and provided further that each of the "Loans" (as defined in the
                  -------- -------
First Amended and Restated Credit Agreement) outstanding under the First Amended and Restated Credit Agreement on the Closing Date shall continue to bear interest or be subject to fees at the respective rates in effect immediately prior to the Closing Date, in the case of Base Rate Loans, and immediately prior to the end of the applicable

Interest Period, in the case of Eurodollar Rate Loans and Competitive Bid Loans (with the Applicable Eurodollar Rate Margin to be applied on and after the Closing Date to be equal to the Applicable Eurodollar Rate Margin set forth herein and the Applicable Eurodollar Rate Margin to be applied before the Closing Date to be the Applicable Eurodollar Rate Margin (as defined in the First Amended and Restated Credit Agreement)).

     27.2.  Return and Cancellation of Notes.  Upon its receipt of its Note or
            --------------------------------
Notes hereunder on the Closing Date, each Bank will promptly return to the Borrower, marked "Canceled", any notes of the Borrower held by such Bank pursuant to the First Amended and Restated Credit Agreement.

     27.3.  Fees Under First Amended and Restated Credit Agreement.  All
            ------------------------------------------------------
facility, Agent's and other fees and expenses owing or accruing under or in respect of the First Amended and Restated Credit Agreement through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid in accordance with the method, and on the dates, specified in the First Amended and Restated Credit Agreement, as if the First Amended and Restated Credit Agreement were still in effect.

     28.  Replacement Documents.
          ---------------------

     Upon receipt of an affidavit (reasonably satisfactory in form and substance to the Borrower) of an officer of any Bank or the Agent as to the loss, theft, destruction or mutilation of any Note or the Guaranty, the Borrower will or will cause each of the Guarantors to issue, in lieu thereof, a replacement Note or a replacement Guaranty, as applicable, in the form previously executed and delivered by the Borrower or the Guarantors to such Bank or the Agent; provided,
                                                                       --------
however, that the Borrower acknowledges and agrees that any such affidavit need
-------
not contain an indemnification from the Agent or, as the case may be, such Bank.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                              BORROWER:


                              NEW ENGLAND BUSINESS SERVICE, INC.

                              By:  /s/ Daniel M. Junius
                                  Name:  Daniel M. Junius
                                  Title: Senior Vice President, CFO and
                                         Treasurer

                              BANKS:


                              FLEET NATIONAL BANK formerly
                              known as BankBoston, N.A.,
                              individually and as Agent

                              By:  /s/ Irene Bertozzi Bartenstein
                                  Name:  Irene Bertozzi Bartenstein
                                  Title: Vice President

                              KEY BANK N.A.


                              By:  /s/ Lisa Turilli
                                 Name:  Lisa Turilli
                                 Title: Vice President

                              CITIZENS BANK OF
                              MASSACHUSETTS,
                              as successor to USTrust


                              By:  /s/ Daniel Bernard
                                 Name:  Daniel Bernard
                                 Title: Vice President

                              SUNTRUST BANK


                              By:  /s/ Karen C. Copeland
                                 Name:  Karen Copeland
                                 Title: Vice President

                              THE BANK OF NOVA SCOTIA


                              By:  /s/ T.M. Pitcher
                                 Name:  T.M. Pitcher
                                 Title: Authorized Signatory

                              NATIONAL CITY BANK


                              By:  /s/ Tara M. Handforth
                                 Name:  Tara M. Handforth
                                 Title: Assistant Vice President

                              WEBSTER BANK


                              By:  /s/ Juliana B. Dalton
                                 Name:  Juliana B. Dalton
                                 Title: Vice President